[UBS LOGO]



     UBS TACTICAL ALLOCATION FUND
     PROSPECTUS
     FEBRUARY 15, 2004

      This prospectus offers Class A, Class B, Class C and Class Y shares of UBS Tactical Allocation Fund. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


             ------------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
             ------------------------------------------------------






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CONTENTS

THE FUND
What every investor should know about the fund
    Investment Objective, Strategies and Risks..............  Page 3
    Performance.............................................  Page 6
    Expenses and Fee Tables.................................  Page 8

YOUR INVESTMENT
Information for managing your fund account
    Managing Your Fund Account..............................  Page 9
     -- Flexible Pricing
     -- Buying Shares
     -- Selling Shares
     -- Exchanging Shares
     -- Transfer Agent
     -- Additional Information about Your Account
     -- Pricing and Valuation

ADDITIONAL INFORMATION
Additional important information about the fund
    Management..............................................  Page 18
    Dividends and Taxes.....................................  Page 19
    Financial Highlights....................................  Page 22
    Supplemental Investment Advisor Performance
    Information.............................................  Page 25
    Where to learn more about UBS mutual funds..............  Back Cover

           THE FUND IS NOT A COMPLETE OR BALANCED INVESTMENT PROGRAM.

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INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Total return, consisting of long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in US fixed income and equity securities.

Investments in fixed income securities may include debt securities of the US government, its agencies and instrumentalities, debt securities of US corporations, mortgage-backed securities and asset-backed securities. The fund invests in securities backed by the full faith and credit of the United States issued or guaranteed by the US Government or its agencies and instrumentalities. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration. The fund also invests in other securities issued by US Government agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the US Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund also invests in US government securities that are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities are the Federal Farm Credit System and the Federal Home Loan Banks.

Investments in equity securities may include dividend-paying securities, common stock and preferred stock. The fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

SECURITIES SELECTION

UBS Global Asset Management (US) Inc. ('UBS Global AM') serves as the fund's investment advisor. The fund is a multi-asset fund and allocates its assets among the major domestic asset classes (US fixed income and US equities) based upon UBS Global AM's assessment of prevailing market conditions in the US and abroad.

Within the equity portion of the fund, UBS Global AM selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is UBS Global AM's assessment of what a security is worth. UBS Global AM bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. UBS Global AM may purchase

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UBS Global Asset Management                                                    3



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small, medium or large capitalization equity securities.

In selecting fixed income securities, UBS Global AM uses an internally developed valuation model that quantifies return expectations for all major domestic bond markets. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, UBS Global AM considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year. Fixed income securities purchased by the fund will not have a maximum maturity limitation. The fund may invest in both investment grade and high yield (lower-rated) securities, or, if unrated, determined to be of comparable quality by UBS Global AM.

UBS Global AM's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings. UBS Global AM manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risk.

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect its ability to pursue its investment objective. UBS Global AM actively manages the fund. As such, increased portfolio turnover may result in higher levels of brokerage commissions, transaction costs and taxable gains and may therefore adversely affect fund performance.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

 Interest Rate Risk -- The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will affect the value of longer-term fixed income securities more than the value of shorter-term securities and the value of higher quality securities more than the value of lower quality securities.

 Prepayment or Call Risk -- The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates than those of the original obligations.

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 Market Risk -- The risk that the market value of the fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

 Small and Medium Company Risk -- The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

 Asset Allocation Risk -- The risk that the fund may allocate assets to an asset category that underperforms other asset categories. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

 Derivatives Risk -- The fund's investments in derivatives may rise or fall in value more rapidly than its other investments.

 Credit Risk -- The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

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UBS Global Asset Management                                                    5





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PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The chart shows Class C shares because they have the longest performance history of any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. The table does reflect fund sales charges. The table compares fund returns to returns of the S&P 500 Index and the U.S. Balanced Index, which are unmanaged and, therefore, does not reflect any sales charges or expenses.

The table shows returns on a before-tax and after-tax basis for Class C shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distribution and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the period. After-tax returns are shown for Class C shares only, and after-tax returns for the other classes will vary.

The bar chart and table reflect the fund's performance during periods when it employed a different investment strategy and a different portfolio manager. Consequently, none of the information presented is attributable to the fund's current investment strategy or the fund's current portfolio management team.

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

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TOTAL RETURN ON CLASS C SHARES

                                                  TOTAL RETURN
                                                  ------------
Calendar Year
    1994                                              (1.28)%
    1995                                              34.09 %
    1996                                              20.66 %
    1997                                              31.01 %
    1998                                              26.78 %
    1999                                              17.62 %
    2000                                              (2.94)%
    2001                                             (13.23)%
    2002                                             (23.46)%
    2003                                              26.52 %


Total return January 1 to December 31, 2003 -- 26.52%
Best quarter during years shown: 4th quarter, 1998 -- 20.82%
Worst quarter during years shown: 3rd quarter, 2002 -- (17.66)%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                                                              LIFE OF
CLASS (INCEPTION DATE)                                         1 YEAR    5 YEARS   10 YEARS    CLASS
----------------------                                         ------    -------   --------    -----
Class A (5/10/93)
   Return Before Taxes......................................    20.45%   (1.20)%      9.99%    10.01%
Class B (1/30/96)
   Return Before Taxes......................................    21.49%   (1.19)%     N/A        8.50%
Class C (7/22/92)
   Return Before Taxes......................................    25.52%   (0.82)%      9.79%     9.82%
   Return After Taxes on Distributions......................    25.51%   (1.45)%      8.82%     8.91%
   Return After Taxes on Distributions and Sale of Fund
     Shares.................................................    16.61%   (0.88)%      8.19%     8.28%
Class Y (5/10/93)
   Return Before Taxes......................................    27.93%     0.23%     10.94%    10.91%
S&P 500 Index (reflects no deduction for fees, expenses, or
 taxes).....................................................    28.68%   (0.57)%     11.07%      *
U.S. Balanced Index (reflects no deduction for fees,
expenses or taxes)..........................................    22.81%     2.91%      9.62%     **

---------------------

 * Average annual total returns for the S&P 500 Index for the life of each class shown were as follows:

   Class A -- 11.08%; Class B -- 9.14%; Class C -- 11.22%; Class Y -- 11.08%.

** Average annual total returns for the U.S. Balanced Index for the life of each class shown as of month end of the inception month of each class of shares were as follows: Class A -- 9.63%; Class B -- 8.51%; Class C -- 9.79%;
   Class Y -- 9.63%.

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UBS Global Asset Management                                                    7




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EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

                                                              CLASS A   CLASS B   CLASS C   CLASS Y
                                                              -------   -------   -------   -------
Maximum Sales Charge (Load) (as a % of the lesser of
 offering price or sale price)..............................   5.50%       5%        1%      None
 Maximum Front-End Sales Charge (Load) Imposed on Purchases
   (as a % of offering price)...............................   5.50%     None      None      None
 Maximum Deferred Sales Charge (Load) (as a % of the lesser
   of offering price or sale price).........................    None       5%        1%      None
Exchange Fee................................................    None     None      None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                           CLASS A   CLASS B   CLASS C   CLASS Y
                                                           -------   -------   -------   -------
Management Fees..........................................   0.46%     0.46%     0.46%     0.46%
Distribution and/or Service (12b-1) Fees.................   0.25      1.00      1.00     None
Other Expenses...........................................   0.27      0.28      0.26      0.17
                                                            ----      ----      ----      ----
Total Annual Fund Operating Expenses.....................   0.98%     1.74%     1.72%     0.63%
                                                            ----      ----      ----      ----
                                                            ----      ----      ----      ----
Management Fee Waiver**..................................   0.04      0.04      0.04      0.04
                                                            ----      ----      ----      ----
Net Expenses**...........................................   0.94%     1.70%     1.68%     0.59%
                                                            ----      ----      ----      ----
                                                            ----      ----      ----      ----

---------------------

** The fund and UBS Global AM have entered into a written agreement whereby
   UBS Global AM has agreed to permanently reduce its management fee based on the fund's average daily net assets as follows: $0 to $250 million -- 0.50%; in excess of $250 million up to $500 million -- 0.45%; in excess of $500 million up to $2 billion -- 0.40%; and over $2 billion -- 0.35%.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
Class A...................................................    $641     $833     $1,041     $1,641
Class B (assuming sale of all shares at end of period)....     673      836      1,123      1,622
Class B (assuming no sale of shares)......................     173      536        923      1,622
Class C (assuming sale of all shares at end of period)....     271      530        913      1,987
Class C (assuming no sale of shares)......................     171      530        913      1,987
Class Y...................................................      60      189        329        738

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MANAGING YOUR FUND ACCOUNT

FLEXIBLE PRICING

The fund offers four classes of shares -- Class A, Class B, Class C and
Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

The fund has adopted a rule 12b-1 plan for its Class A, Class B and Class C shares that allows it to pay service and (for Class B and Class C shares) distribution fees for the sale of its shares and services provided to shareholders. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See 'Sales Charge Waivers for Class A, Class B and Class C shares' below. You may also qualify for a reduced sales charge on Class A shares. See 'Sales Charge Reductions for Class A Shares' below.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of the purchase and is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

If you intend to purchase more than $10 million of Class A shares, you should instead purchase Class Y shares, which have lower ongoing expenses.

The Class A sales charges for the fund are described in the following table.

CLASS A SALES CHARGES

                                                                                       REALLOWANCE TO SELECTED
                                                SALES CHARGE AS A PERCENTAGE OF:              DEALERS AS
            AMOUNT OF INVESTMENT              OFFERING PRICE   NET AMOUNT INVESTED   PERCENTAGE OF OFFERING PRICE
            --------------------              --------------   -------------------   ----------------------------
Less than $50,000...........................       5.50%              5.82%                          5.00%
$50,000 to $99,999..........................       4.50               4.71                           4.00
$100,000 to $249,999........................       3.50               3.63                           3.00
$250,000 to $499,999........................       2.50               2.56                           2.00
$500,000 to $999,999........................       2.00               2.04                           1.75
$1,000,000 and over (1).....................       None               None                     up to 1.00(2)

---------------------

(1) A deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals under the fund's Automatic Cash Withdrawal Plan in the first year after purchase of up to 12% of the value of the fund account are not subject to this charge.

(2) For sales of $1 million or more, UBS Global AM pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million, 0.75% on the next $2 million, and 0.50% on the next $5 million.

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CLASS B SHARES

Class B shares have a deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified below, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                    PERCENTAGE (BASED ON AMOUNT OF
                                   INVESTMENT) BY WHICH THE SHARES'
                                    NET ASSET VALUE IS MULTIPLIED:
                                    ------------------------------
                             LESS             $100,000       $250,000   $500,000
     IF YOU SELL             THAN                TO             TO         TO
   SHARES WITHIN:        $100,000'D'          $249,999       $499,999   $999,999
   --------------        -----------          --------       --------   --------
1st year since
 purchase............      5%                 3%               3%         2%
2nd year since
 purchase............      4%                 2%               2%         1%
3rd year since
 purchase............      3%                 2%               1%         None
4th year since
 purchase............      2%                 1%               None       None
5th year since
 purchase............      2%                   None           None       None
6th year since
 purchase............      1%                   None           None       None
7th year since
 purchase............        None               None           None       None

---------------------

'D' These percentages also apply to purchases made prior to November 5, 2001, regardless of the amount of Class B shares purchased.

If you are eligible for a complete waiver of the sales charge on Class A shares because you are investing $1 million or more, you should purchase Class A shares, which have lower ongoing expenses.

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $249,999, after the end of the third year if you purchase at least $250,000 but less than $500,000, and after the end of the second year, if you purchase $500,000 or more but less than $1 million. To qualify for the lower deferred sales charge and shorter conversion schedule, you must make the indicated investment as a single purchase.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

 First, Class B shares representing reinvested dividends, and

 Second, Class B shares that you have owned the longest.

CLASS C SHARES

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 distribution and service fees for as long as you own your shares.

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Class C shares also have a deferred sales charge applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

Class A Front-end Sales Charge Waivers. Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

 1. Redemptions from any registered mutual fund for which UBS Global AM or any of its affiliates serve as principal underwriter if you:

     Originally paid a front-end sales charge on the shares; and

     Reinvest the money within 60 days of the redemption date.

The fund's front-end sales charges will also not apply to Class A purchases by or through:

 2. Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees of any investment company for which UBS Global AM or any of its affiliates serve as principal underwriter.

 3. Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

 4. Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

 5. Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in fund's shares, or for otherwise participating in the program.

 6. Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

 7. Insurance company separate accounts.

 8. Shareholders of the Class N shares of any UBS fund who held such shares at the time they were redesignated as Class A shares.

 9. Reinvestment of capital gains distributions and dividends.

10. College savings plans organized under Section 529 of the Internal Revenue Code.

11. A Financial Advisor at UBS Financial Services Inc. who was formerly employed as an

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UBS Global Asset Management                                                   11




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   investment executive with a competing brokerage firm, if

     you were the Financial Advisor's client at the competing brokerage firm;

     within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a deferred sales charge when selling them or held those shares until the deferred sales charge was waived; and

     you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

Class A, Class B and Class C Shares Deferred Sales Charge Waivers. The deferred sales charge will be waived for:

 Redemptions of Class A shares by former holders of Class N shares;

 Exchanges between Family Funds ('Family Funds' include other UBS funds,
 UBS PACE'sm' Select funds and other funds for which UBS Global AM serves as principal underwriter), if purchasing the same class of shares;

 Redemptions following the death or disability of the shareholder or beneficial owner;

 Tax-free returns of excess contributions from employee benefit plans;

 Distributions from employee benefit plans, including those due to plan termination or plan transfer;

 Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

  are limited annually to no more than 12% of the original account value;

  are made in equal monthly amounts, not to exceed 1% per month; and

  the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

 Redemptions of shares purchased through retirement plans.

SALES CHARGE REDUCTIONS FOR CLASS A SHARES

RIGHT OF ACCUMULATION

A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class B and/or Class C shares of Family Funds(1) already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class B and/or Class C shares as well as those Class A, Class B and/or Class C shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class B and/or Class C shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class B and/or
Class C shares of the Family Funds to

---------
(1) Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the terms of a Letter of Intent.

--------------------------------------------------------------------------------
12                                                   UBS Global Asset Management






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--------------------------------------------------------------------------------

determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide UBS Global AM with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM at any time as to purchases occurring thereafter.

LETTER OF INTENT

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest a certain amount within a period of 13 months in shares of one or more Family Funds. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class B and/or Class C shares made not more than three months prior to the date that an investor signs a Letter of Intent and in the 13-month period during which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, and must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS Global AM or from Financial Advisors. Investors should read the Letter of Intent carefully.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

If you think you qualify for any of the sales charge waivers described above, you will need to provide documentation to UBS Global AM or the fund. For more information, you should contact your Financial Advisor or call 1-800-647 1568. If you want information on the fund's Automatic Cash Withdrawal Plan, see the SAI or contact your Financial Advisor.

CLASS Y SHARES

Shareholders pay no front-end sales charges on Class Y shares. However, as principal underwriter of the Fund, UBS Global AM makes ongoing payments out of its own resources, in an amount up to 25% of the net management fee, to affiliated and unaffiliated dealers that sell Class Y shares of the Fund. The net management fee is the contractual management fee less any management fee waivers.

The following investors are eligible to purchase Class Y shares:

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   13

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------

 Shareholders of the Class I shares of any UBS fund who held such shares as of the date the shares were redesignated Class Y shares;

 Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

 Retirement plan platforms/programs that include fund shares if the platform/program covers plan assets of at least $100 million;

 Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

 Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio;

 Shareholders who owned Class Y shares of the fund through the UBS PACESM Multi Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that fund through the program;

 College savings plans organized under Section 529 of the Internal Revenue Code if shareholder servicing fees are paid exclusively outside of the participating funds;

 Shareholders who invest a minimum initial amount of $10 million in a fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimum;

 foundations, endowments and religious and other charitable organizations described in Section 501(c) of the Internal Revenue Code; and

 Other investors as approved by the fund's Board.

Class Y shares do not pay ongoing distribution or service fees. The ongoing expenses for Class Y shares are the lowest for all the classes.

BUYING SHARES

You can buy fund shares through your Financial Advisor at a broker-dealer or other financial institution with which UBS Global AM has a dealer agreement or through the fund's transfer agent as described below.

If you wish to invest in other Family Funds, you can do so by:

 Contacting your Financial Advisor (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM);

 Buying shares through the transfer agent as described below; or

 Opening an account by exchanging shares from another Family Fund.

The fund and UBS Global AM reserve the right to reject a purchase order or suspend the offering of shares.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

MINIMUM INVESTMENTS

To open an account.................  $1,000
To add to an account...............  $  100

The fund may waive or reduce these amounts for:

Employees of UBS Global AM or its affiliates; or

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14                                                   UBS Global Asset Management






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--------------------------------------------------------------------------------

 Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the fund's automatic investment plan.

MARKET TIMERS. THE INTERESTS OF THE FUND'S LONG-TERM SHAREHOLDERS AND ITS ABILITY TO MANAGE ITS INVESTMENTS MAY BE ADVERSELY AFFECTED WHEN ITS SHARES ARE REPEATEDLY BOUGHT AND SOLD IN RESPONSE TO SHORT-TERM MARKET FLUCTUATIONS -- ALSO KNOWN AS 'MARKET TIMING.' MARKET TIMING MAY CAUSE THE FUND TO HAVE DIFFICULTY IMPLEMENTING LONG-TERM INVESTMENT STRATEGIES BECAUSE IT CANNOT PREDICT HOW MUCH CASH IT WILL HAVE TO INVEST. MARKET TIMING ALSO MAY FORCE THE FUND TO SELL PORTFOLIO SECURITIES AT DISADVANTAGEOUS TIMES TO RAISE THE CASH NEEDED TO BUY A MARKET TIMER'S FUND SHARES. THESE FACTORS MAY HURT THE FUND'S PERFORMANCE AND ITS SHAREHOLDERS. UBS GLOBAL AM AND THE FUND WILL REJECT PURCHASE ORDERS AND EXCHANGES INTO THE FUND BY ANY PERSON, GROUP OR ACCOUNT THAT UBS GLOBAL AM DETERMINES TO BE MARKET TIMING.

Additional Compensation to Affiliated Dealer

UBS Global AM pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

o 0.05% of the value (at the time of sale) of all shares of the Fund sold through UBS Financial Services Inc.

o a monthly retention fee at the annual rate of 0.10% of the value of shares of the Fund that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS Global AM out of its own resources.

SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment.

If you hold your shares through a financial institution, you can sell shares by contacting your Financial Advisor.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

If you purchased shares through the fund's transfer agent, you may sell them as explained below.

If you sell Class A shares and then repurchase Class A shares of the fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of most other Family Funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The fund will use the date of your original share purchase to

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   15






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UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------

determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the fund's transfer agent, you may exchange your shares as explained below.

A fund may modify or terminate the exchange privilege at any time.

TRANSFER AGENT

If you wish to invest in any of the Family Funds through the fund's transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the fund's transfer agent. Your letter must include:

 Your name and address;

 Your account number;

 The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

 The dollar amount or number of shares you want to sell and/or exchange; and

 A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

  PFPC Inc.
  Attn: UBS Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

You do not have to complete an application when you make additional investments in the same fund.

ADDITIONAL INFORMATION ABOUT YOUR ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS Global AM reserve the right to close your account and/or take such other action they deem

--------------------------------------------------------------------------------
16                                                   UBS Global Asset Management




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--------------------------------------------------------------------------------

reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

PRICING AND VALUATION

The price at which you may buy, sell or exchange fund shares is based on net asset value per share. The fund calculates net asset value on days that the New York Stock Exchange is open. The fund calculates its net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the fund receives your order. If you place your order through a financial institution, your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized 'matrix' systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

The fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which the fund does not calculate net asset value. As a result, the fund's net asset value may change on days when you will not be able to buy and sell your fund shares. If the fund concludes that a material change in the value of a foreign security has occurred after the close of trading in its principal foreign market but before the close of regular trading on the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   17




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UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISOR

UBS Global AM is the fund's investment advisor and administrator. UBS Global AM, a Delaware corporation located at 51 West 52nd Street, New York, NY 10019-6114, is an investment advisor registered with the US Securities and Exchange Commission. As of December 31, 2003, UBS Global AM had approximately
$58.5 billion in assets under management. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG ('UBS') and a member of the UBS Global Asset Management Division, which had approximately $462 billion in assets under management as of December 31, 2003. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

PORTFOLIO MANAGER

The fund is managed by a team of investment professionals.

ADVISORY FEES

The fund paid fees to UBS Global AM for advisory and administrative services during the last fiscal year at the effective annual rate of 0.46% of its average daily net assets.

OTHER INFORMATION

The fund has received an exemptive order from the SEC that permits its board to appoint and replace a sub-advisor by appointing an unaffiliated sub-advisor and to amend sub-advisory contracts with unaffiliated sub-advisors without obtaining shareholder approval. Shareholders must approve this policy before the board may implement it. As of the date of this prospectus, the shareholders of the fund have not been asked to do so.

--------------------------------------------------------------------------------
18                                                   UBS Global Asset Management





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--------------------------------------------------------------------------------

DIVIDENDS AND TAXES

DIVIDENDS

The fund normally declares and pays dividends annually. The fund distributes substantially all of its gains, if any, annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of the fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (or the fund's transfer agent if you invested in the fund through its transfer agent). Distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 of the year in which they were declared.

TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax before you receive distributions from the account or plan.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange the fund's shares for shares of another Family Fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

The fund expects that its dividends will often consist mainly of capital gain distributions. Distributions of short-term capital gains will be taxed as ordinary income. The distribution of capital gains will be taxed at a lower rate than ordinary income if the fund held the assets that generated the gains for more than one year. The fund will tell you annually how you should treat its dividends for tax purposes.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

 Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

 Note that distributions of earnings from dividends paid by certain 'qualified foreign corporations' can also qualify for the lower tax rates on qualifying dividends.

 A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   19




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UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------

 order to obtain the benefit of the lower tax rate.

 Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

 Distributions of long-term gains from sales by the funds before May 6, 2003 will be taxed at the maximum rate of 20%.

If you have not provided complete and correct taxpayer identification to us or if you are subject to 'backup withholding', by law we must withhold a portion of your distributions and redemption proceeds to pay US federal income taxes.

See the SAI for a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.

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20                                                   UBS Global Asset Management

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   21





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UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. In the tables, 'total investment return' represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

This information in the financial highlights has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647 1568.

                                                                                         CLASS A
                                                              ------------------------------------------------------------
                                                                             FOR THE YEARS ENDED AUGUST 31,
                                                              ------------------------------------------------------------
                                                                2003        2002        2001        2000          1999
                                                                ----        ----        ----        ----          ----
NET ASSET VALUE, BEGINNING OF YEAR..........................  $  20.80    $  25.78    $  35.59    $  31.79      $  23.55
                                                              --------    --------    --------    --------      --------
Net investment income (loss)................................      0.18 @      0.13 @      0.32 @      0.60 @        0.15
Net realized and unrealized gains (losses) from investment
 activities.................................................      2.10 @     (4.94)@     (6.45)@      3.92 @        8.84
                                                              --------    --------    --------    --------      --------
Net increase (decrease) from operations.....................      2.28       (4.81)      (6.13)       4.52          8.99
                                                              --------    --------    --------    --------      --------
Dividends from net investment income........................     (0.08)      (0.03)      (0.77)      (0.02)        (0.17)
Distributions from net realized gains from investment
 activities.................................................     --          (0.14)      (2.91)      (0.70)        (0.58)
                                                              --------    --------    --------    --------      --------
Total dividends and distributions to shareholders...........     (0.08)      (0.17)      (3.68)      (0.72)        (0.75)
                                                              --------    --------    --------    --------      --------
NET ASSET VALUE, END OF YEAR................................  $  23.00    $  20.80    $  25.78    $  35.59      $  31.79
                                                              --------    --------    --------    --------      --------
                                                              --------    --------    --------    --------      --------
TOTAL INVESTMENT RETURN(1)..................................     10.99 %    (18.79)%    (18.89)%     14.37 %       38.65 %
                                                              --------    --------    --------    --------      --------
                                                              --------    --------    --------    --------      --------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).............................  $649,582    $690,546    $958,783    $866,956      $702,580
Expenses to average net assets, net of waivers from
 advisor(2).................................................      0.98 %      0.89 %      0.84 %      0.84 %        0.84 %
Net investment income (loss) to average net assets, net of
 waivers from advisor(2)....................................      0.84 %      0.54 %      1.08 %      1.77 %        0.56 %
Portfolio turnover..........................................         2 %         5 %        38 %       122 %           6 %

---------------------

 @  Calculated using the average monthly shares outstanding for the year.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(2) During the year ended August 31, 2001, UBS Global AM waived a portion of its advisory and administration fees. The ratios excluding the waiver for Class A, Class B and Class C shares were 0.85%, 1.61% and 1.61%, respectively, for expenses to average net assets and 1.07%, 0.37% and 0.37%, respectively, for net investment income to average net assets. During the years ended August 31, 2000 and August 31, 1999, UBS Global AM waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.
 #  Actual amount is less than $0.005 per share.

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22                                                   UBS Global Asset Management




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--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                        CLASS B
                                                            -----------------------------------------------------------------
                                                                             FOR THE YEARS ENDED AUGUST 31,
                                                            -----------------------------------------------------------------
                                                              2003          2002         2001           2000          1999
                                                              ----          ----         ----           ----          ----
NET ASSET VALUE, BEGINNING OF YEAR........................  $  20.23    $    25.24   $    34.92      $    31.41      $  23.32
                                                            --------    ----------   ----------      ----------      --------
Net investment income (loss)..............................      0.02@        (0.05)@       0.11 @          0.33 @       (0.04)
Net realized and unrealized gains (losses) from investment
 activities...............................................      2.04@        (4.82)@      (6.36)@          3.88 @        8.73
                                                            --------    ----------   ----------      ----------      --------
Net increase (decrease) from operations...................      2.06         (4.87)       (6.25)           4.21          8.69
                                                            --------    ----------   ----------      ----------      --------
Dividends from net investment income......................     --           --            (0.52)         --             (0.02)
Distributions from net realized gains from investment
 activities...............................................     --            (0.14)       (2.91)          (0.70)        (0.58)
                                                            --------    ----------   ----------      ----------      --------
Total dividends and distributions to shareholders.........     --            (0.14)       (3.43)          (0.70)        (0.60)
                                                            --------    ----------   ----------      ----------      --------
NET ASSET VALUE, END OF YEAR..............................  $  22.29    $    20.23   $    25.24      $    34.92      $  31.41
                                                            --------    ----------   ----------      ----------      --------
                                                            --------    ----------   ----------      ----------      --------
TOTAL INVESTMENT RETURN(1)................................     10.18%       (19.41)%     (19.54)%         13.54 %       37.61 %
                                                            --------    ----------   ----------      ----------      --------
                                                            --------    ----------   ----------      ----------      --------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)...........................  $461,273    $  606,133   $  935,056      $1,091,107      $964,933
Expenses to average net assets, net of waivers from
 advisor(2)...............................................      1.74%         1.65 %       1.60 %          1.60 %        1.59 %
Net investment income (loss) to average net assets, net of
 waivers from advisor(2)..................................      0.08%        (0.22)%       0.38 %          1.00 %       (0.20)%
Portfolio turnover........................................         2%            5 %         38 %           122 %           6 %

                                                                                        CLASS C
                                                            ----------------------------------------------------------------
                                                                             FOR THE YEARS ENDED AUGUST 31,
                                                            ----------------------------------------------------------------
                                                              2003          2002          2001          2000          1999
                                                              ----          ----          ----          ----          ----
NET ASSET VALUE, BEGINNING OF YEAR........................  $  20.38      $  25.42      $  35.14      $  31.60      $  23.45
                                                            --------      --------      --------      --------      --------
Net investment income (loss)..............................      0.02 @       (0.05)@        0.11 @        0.34 @       (0.06)
Net realized and unrealized gains (losses) from investment
 activities...............................................      2.06 @       (4.85)@       (6.40)@        3.90 @        8.79
                                                            --------      --------      --------      --------      --------
Net increase (decrease) from operations...................      2.08         (4.90)        (6.29)         4.24          8.73
                                                            --------      --------      --------      --------      --------
Dividends from net investment income......................     --            --            (0.52)        --            (0.00)#
Distributions from net realized gains from investment
 activities...............................................     --            (0.14)        (2.91)        (0.70)        (0.58)
                                                            --------      --------      --------      --------      --------
Total dividends and distributions to shareholders.........     --            (0.14)        (3.43)        (0.70)        (0.58)
                                                            --------      --------      --------      --------      --------
NET ASSET VALUE, END OF YEAR..............................  $  22.46      $  20.38      $  25.42      $  35.14      $  31.60
                                                            --------      --------      --------      --------      --------
                                                            --------      --------      --------      --------      --------
TOTAL INVESTMENT RETURN(1)................................     10.21 %      (19.39)%      (19.53)%       13.55 %       37.58 %
                                                            --------      --------      --------      --------      --------
                                                            --------      --------      --------      --------      --------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)...........................  $458,117      $538,109      $790,704      $868,545      $738,781
Expenses to average net assets, net of waivers from
 advisor(2)...............................................      1.72 %        1.63 %        1.60 %        1.60 %        1.60%
Net investment income (loss) to average net assets, net of
 waivers from advisor(2)..................................      0.10 %       (0.20)%        0.38 %        1.01 %       (0.20)%
Portfolio turnover........................................         2 %           5 %          38 %         122 %           6 %


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UBS Global Asset Management                                                   23





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--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                                         CLASS Y
                                                              ------------------------------------------------------------
                                                                             FOR THE YEARS ENDED AUGUST 31,
                                                              ------------------------------------------------------------
                                                                2003        2002        2001        2000          1999
                                                                ----        ----        ----        ----          ----
NET ASSET VALUE, BEGINNING OF YEAR..........................  $  21.07    $  26.05    $  35.92    $  31.99      $  23.68
                                                              --------    --------    --------    --------      --------
Net investment income.......................................      0.25 @      0.21 @      0.41 @      0.71 @        0.22
Net realized and unrealized gains (losses) from investment
 activities.................................................      2.13 @     (5.00)@     (6.50)@      3.95 @        8.91
                                                              --------    --------    --------    --------      --------
Net increase (decrease) from operations.....................      2.38       (4.79)      (6.09)       4.66          9.13
                                                              --------    --------    --------    --------      --------
Dividends from net investment income........................     (0.12)      (0.05)      (0.87)      (0.03)        (0.24)
Distributions from net realized gains from investment
 activities.................................................     --          (0.14)      (2.91)      (0.70)        (0.58)
                                                              --------    --------    --------    --------      --------
Total dividends and distributions to shareholders...........     (0.12)      (0.19)      (3.78)      (0.73)        (0.82)
                                                              --------    --------    --------    --------      --------
NET ASSET VALUE, END OF YEAR................................  $  23.33    $  21.07    $  26.05    $  35.92      $  31.99
                                                              --------    --------    --------    --------      --------
                                                              --------    --------    --------    --------      --------
TOTAL INVESTMENT RETURN(1)..................................     11.39 %    (18.54)%    (18.63)%     14.72 %       39.03 %
                                                              --------    --------    --------    --------      --------
                                                              --------    --------    --------    --------      --------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).............................  $137,401    $149,653    $211,520    $199,095      $129,893
Expenses to average net assets, net of waivers from
 advisor(2).................................................      0.63 %      0.58 %      0.56 %      0.56 %        0.58 %
Net investment income to average net assets, net of waivers
 from advisor(2)............................................      1.19 %      0.85 %      1.36 %      2.09 %        0.82 %
Portfolio turnover..........................................         2 %         5 %        38 %       122 %           6 %

---------------------

 @  Calculated using the average monthly shares outstanding for the year.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(2) During the year ended August 31, 2001, UBS Global AM waived a portion of its advisory and administration fees. The ratios excluding the waiver for Class Y shares was 0.57% for expenses to average net assets and 1.35% for net investment income to average net assets. During the years ended
    August 31, 2000 and August 31, 1999, UBS Global AM waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.

--------------------------------------------------------------------------------
24                                                   UBS Global Asset Management

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------

SUPPLEMENTAL INVESTMENT ADVISOR PERFORMANCE INFORMATION

Because the same team of investment professionals employed by both the Advisor and its affiliate has managed other advisory accounts for many years in a substantially similar manner to the way in which the Advisor manages the fund, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The table below provides performance information for the composite of other advisory accounts with substantially similar investment objectives, policies and strategies ('Account Composite Performance') managed by the Advisor or its affiliate in a substantially similar manner to the way in which the Advisor manages the fund's assets. The Account Composite Performance was obtained from the records maintained by the Advisor and its affiliate, and is adjusted to reflect the fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable. The following presentation also shows the Account Composite Performance adjusted to reflect the fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable, together with the Class A front-end sales charge of 5.50%. The performance of one or more appropriate unmanaged benchmark indexes, not adjusted for any fees or expenses, is provided as well in the composite.

Please note that the Account Composite Performance is not the fund's own historical performance. The Account Composite Performance should not be considered a substitute for the fund's performance, and the Account Composite Performance is not necessarily an indication of the fund's future performance. The accounts included in the Account Composite Performance were not necessarily subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance of these accounts.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   25

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR AND ITS AFFILIATE

COMPOSITE PERFORMANCE U.S. BALANCED COLLECTIVE FUND:
JANUARY 1, 1982 THROUGH DECEMBER 31, 2003

                             [GRAPHIC]

COMPOSITE PERFORMANCE: U.S. BALANCED COLLECTIVE FUND
FOR PERIODS ENDED DECEMBER 31, 2003

                            NET             NET          GROSS        BENCHMARK       BENCHMARK       BENCHMARK       BENCHMARK
YEAR                   RETURN (%)(1)   RETURN (%)(2)   RETURN (%)   RETURN (%)(3)   RETURN (%)(4)   RETURN (%)(5)   RETURN (%)(6)
----                   -------------   -------------   ----------   -------------   -------------   -------------   -------------
1 year...............      14.65%          21.32%        22.49%         31.06%           4.10%          27.23%          22.81%
5 years..............       3.22            4.39          5.41           0.37            6.62            5.47            2.91
10 years.............       7.25            7.86          8.91          10.77            6.94            7.23            9.62
Since inception......      11.28           11.57         12.65          13.35           10.29             N/A           12.26

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The Russell 3000 Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. Equity Market.
(4) The Lehman U.S. Aggregate Bond Index is an unmanaged index of investment grade fixed-rate debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year.
(5) The Merrill Lynch High Yield Cash Pay Index is an unmanaged index comprised of below-investment grade corporate bonds issued in the United States. The inception date of the Merrill Lynch High Yield Cash Pay Index is October 31, 1984.
(6) The U.S. Balanced Index is an unmanaged index compiled by the Advisor and represents a fixed composite of 65%
     Russell 3000 Index, 30% Lehman U.S. Aggregate Bond Index and 5% Merrill Lynch High Yield Cash Pay Index.


--------------------------------------------------------------------------------
26                                                   UBS Global Asset Management

UBS TACTICAL ALLOCATION FUND
--------------------------------------------------------------------------------

SUPPLEMENTAL PERFORMANCE INFORMATION FOR THE ADVISOR AND ITS AFFILIATE OF UBS TACTICAL ALLOCATION FUND

COMPOSITE PERFORMANCE: U.S. BALANCED COLLECTIVE FUND
JANUARY 1, 1982 THROUGH DECEMBER 31, 2003

                                  NET                  NET               GROSS             BENCHMARK           BENCHMARK
YEAR                         RETURN (%)(1)        RETURN (%)(2)        RETURN (%)        RETURN (%)(3)       RETURN (%)(4)
----                         -------------        -------------        ----------        -------------       ------------
1982.................            22.06%               29.16%              30.40%             20.74%               32.62%
1983.................            10.18                16.59               17.72              22.74                 8.37
1984.................             2.96                 8.95               10.01               3.39                15.15
1985.................            13.37                19.97               21.12              32.16                22.11
1986.................             7.16                13.39               14.50              16.71                15.25
1987.................             5.33                11.46               12.54               1.94                 2.76
1988.................             8.74                15.07               16.19              17.82                 7.88
1989.................            12.82                19.39               20.54              29.32                14.53
1990.................            -2.28                 3.40                4.41              (5.06)                8.95
1991.................            15.58                22.30               23.48              33.66                16.00
1992.................             2.98                 8.98               10.04               9.68                 7.40
1993.................             4.72                10.81               11.89              10.87                 9.75
1994.................            -6.57                -1.13               -0.16               0.18                (2.92)
1995.................            19.14                26.07               27.28              36.81                18.48
1996.................             5.88                12.04               13.12              21.81                 3.63
1997.................             7.58                13.84               14.94              31.78                 9.65
1998.................             2.14                 8.08                9.14              24.14                 8.67
1999.................           -11.20                -6.03               -5.11              20.90                (0.83)
2000.................             4.46                10.53               11.61              (7.46)               11.62
2001.................             0.61                 6.47                7.50             (11.46)                8.44
2002.................           -12.67                -7.60               -6.69             (21.54)               10.26
2003.................            14.65                21.32               22.49              31.06                 4.10

                         BENCHMARK            BENCHMARK
YEAR                   RETURN (%)(5)        RETURN (%)(6)
----                   -------------        -------------
1982.................        N/A                22.33%
1983.................        N/A                18.07
1984.................        N/A                 7.05
1985.................      24.60%               28.24
1986.................      16.35                15.67
1987.................       4.67                 3.89
1988.................      13.47                14.34
1989.................       4.23                23.66
1990.................      (4.35)               -0.87
1991.................      34.58                27.21
1992.................      18.16                 8.35
1993.................      17.18                10.49
1994.................      (1.17)               -0.65
1995.................      19.91                29.36
1996.................      11.06                15.37
1997.................      12.83                23.66
1998.................       3.66                18.36
1999.................       1.57                14.80
2000.................      (3.79)               -3.98
2001.................       6.20                -4.14
2002.................      (1.14)              -11.07
2003.................      27.23                22.81

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3) The Russell 3000 Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. Equity Market.
(4) The Lehman U.S. Aggregate Bond Index is an unmanaged index of investment grade fixed-rate debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year.
(5) The Merrill Lynch High Yield Cash Pay Index is an unmanaged index comprised of below-investment grade corporate bonds issued in the United States. The inception date of the Merrill Lynch High Yield Cash Pay Index is October 31, 1984.
(6) The U.S. Balanced Index is an unmanaged index compiled by the Advisor and represents a fixed composite of 65%
           Russell 3000 Index, 30% Lehman U.S. Aggregate Bond Index and 5% Merrill Lynch High Yield Cash Pay Index.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   27

TICKER SYMBOL:                Class:   A:    PWTAX
                                       B:    PWTBX
                                       C:    KPAAX
                                       Y:    PWTYX

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is considered a part of this prospectus.

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semi-annual reports and the SAI by contacting the fund directly at 1-800-647 1568.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942 8090. You can get copies of reports and other information about the fund:

 For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

 Free, from the EDGAR Database on the SEC's Internet website at:
 http://www.sec.gov.







UBS Investment Trust
UBS Tactical Allocation Fund
Investment Company Act File No. 811-6292

*2004 UBS Global Asset Management (US) Inc.
All rights reserved.



[UBS LOGO]



UBS TACTICAL ALLOCATION FUND


PROSPECTUS





February 15, 2004

                          UBS TACTICAL ALLOCATION FUND
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                      STATEMENT OF ADDITIONAL INFORMATION

    UBS Tactical Allocation Fund is a diversified series of UBS Investment Trust ('Trust'), a professionally managed, open-end management investment company organized as a Massachusetts business trust.

    UBS Global Asset Management (US) Inc. ('UBS Global AM') serves as the investment advisor, administrator and principal underwriter for the fund.
UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. As the fund's principal underwriter, UBS Global AM selects dealers for the sale of fund shares.

    Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ('SAI'). The Annual Report accompanies this SAI. You may obtain an additional copy of the fund's Annual Report without charge by calling toll-free 1-800-647 1568.

    This SAI is not a prospectus and should be read only in conjunction with the fund's current Prospectus, dated February 15, 2004. A copy of the Prospectus may be obtained by calling your financial advisor or by calling the fund toll-free at 1-800-647 1568. This SAI is dated February 15, 2004.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
The Fund and Its Investment Policies........................    2
The Fund's Investments, Related Risks and Limitations.......    2
Strategies Using Derivative Instruments.....................   16
Organization of the Trust; Trustees and Officers; Principal
  Holders and Management Ownership of Securities............   23
Investment Advisory, Administration and Principal
  Underwriting Arrangements.................................   29
Portfolio Transactions......................................   35
Reduced Sales Charges; Additional Purchase, Exchange and
  Redemption Information; and Other Services................   36
Conversion of Class B Shares................................   39
Valuation of Shares.........................................   40
Taxes.......................................................   40
Other Information...........................................   44
Financial Statements........................................   45
Appendix A..................................................  A-1

                      THE FUND AND ITS INVESTMENT POLICIES

    The fund's investment objective may not be changed without shareholder approval. Except where noted, the investment policies of the fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

    The fund's investment objective is total return, consisting of long-term capital appreciation and current income.

    Under normal market conditions, the fund expects to allocate assets between fixed income securities and equity securities. The 'Strategy Ranges' indicated below are the ranges within which the fund generally expects to allocate its assets among the various asset classes. The fund may exceed these Strategy Ranges and may modify them in the future.

                       ASSET CLASS                          STRATEGY RANGES
                       -----------                          ---------------
US Equities...............................................       20 - 90%
Investment Grade Fixed Income.............................        0 - 70%
High Yield Fixed Income...................................        0 - 15%
Cash Equivalents..........................................        0 - 50%

    The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 20% of its total assets. The costs associated with borrowing may reduce the fund's net income. See 'The Fund's Investments, Related Risks and Limitations -- Investment Limitations of the Fund' for more information regarding borrowings. The fund may invest in the securities of other investment companies and may sell short 'against the box.'

             THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS

    The following supplements the information contained in the Prospectus and above concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or this SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents.

    EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

    Preferred stock has certain fixed income features, like a bond, but is actually an equity security that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

    While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

    BONDS. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations and governments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are 'perpetual' in that they have no maturity date.

    Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

    US GOVERNMENT SECURITIES. US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. US government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

    DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and can be a fundamental tool in portfolio selection and yield curve positioning of a fund's investments in bonds. Duration was developed as a more precise alternative to the concept 'term to maturity.' Traditionally, a debt security's 'term to maturity' has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the 'interest rate risk' or 'volatility' of the security). However, 'term to maturity' measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.

    Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

    Duration allows UBS Global AM to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of three years generally will decrease by approximately 3%. Thus, if UBS Global AM calculates the duration of a fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

    Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

    There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, UBS Global AM will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

    INVESTING IN FOREIGN SECURITIES. Investing in foreign securities may involve more risks than investing in US securities. Investments in foreign securities may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which US and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

    Securities of foreign issuers may not be registered with the Securities and Exchange Commission ('SEC'), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the fund than is available concerning US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to US companies.

    The fund may invest in foreign securities by purchasing American Depositary Receipts ('ADRs'). ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in US dollars and are designed for use in the US securities markets. For purposes of the fund's investment policies, ADRs generally are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

    ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through 'sponsored' or 'unsponsored' arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

    Investment income and realized gains on certain foreign securities in which the fund may invest may be subject to foreign withholding or other taxes that could reduce the return on the securities. Tax conventions between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the fund would be subject.

    CONVERTIBLE SECURITIES. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subjected to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

    A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

    WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

    TEMPORARY AND DEFENSIVE INVESTMENTS; MONEY MARKET INVESTMENTS. The fund may invest, to a limited extent, in money market instruments for cash management purposes. Its investments are limited to 1) securities issued or guaranteed by the US government or one of its agencies or instrumentalities, 2) repurchase agreements and 3) other investment companies that invest exclusively in money market instruments.

    INVESTMENTS IN OTHER INVESTMENT COMPANIES. The fund may invest in securities of other investment companies, subject to limitations under the Investment Company Act of 1940, as amended ('Investment Company Act'). Among other things, these limitations generally restrict the fund's aggregate investments in other investment companies to no more than 10% of its total assets. The fund's investments in certain private investment vehicles and in certain exchange traded funds, are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including the shares of other investment companies. The fund may invest in the shares of other investment companies when, in the judgment of UBS Global AM, the potential benefits of the investment outweigh the payment of any management fees and expenses.

    ILLIQUID SECURITIES. The term 'illiquid securities' means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those UBS Global AM has determined are liquid pursuant to guidelines established by the fund's board. The assets used as cover for over-the-counter options written by the fund will be considered illiquid unless the options are sold to qualified dealers who agree that the fund may repurchase them at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

    Restricted securities are not registered under the Securities Act of 1933, as amended ('Securities Act'), and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

    Not all restricted securities are illiquid. If the fund holds foreign securities that are freely tradable in the country in which they are principally traded, they generally are not considered illiquid, even if they are restricted in the United States. A large institutional market has developed for many US and foreign securities that are not registered under the Securities Act. Institutional investors generally will

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not seek to sell these instruments to the general public but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a 'safe harbor' from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

    The board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board.
UBS Global AM takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). UBS Global AM monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.

    UBS Global AM also monitors the fund's overall holdings of illiquid securities. If the fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.

    REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special 'tri-party' custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

    Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

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    Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See 'The Fund's Investments, Related Risks and
Limitations -- Segregated Accounts.'

    COUNTERPARTIES. The fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS Global AM, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the fund does business.

    LOWER RATED DEBT SECURITIES. Fixed income securities rated lower than Baa3 by Moody's or BBB-by S&P are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities ('lower rated securities') are commonly referred to as 'junk bonds' and are subject to a substantial degree of credit risk. Lower rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

    In the past, the high yields from lower rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the fund from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on lower rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

    The value of lower rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

    Especially at such times, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated securities prices may become more volatile and the fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.

    Lower rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from the fund. If a call were exercised by the issuer during a period of declining interest rates, the fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the fund and any dividends to investors.

    Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of

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outstanding lower rated securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

    Securities issued by foreign issuers rated below investment grade entail greater risks than those of higher rated securities, including risk of untimely interest and principal payment, default, and price volatility, and may present problems of liquidity, valuation and currency risk.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The fund may purchase and sell securities on a 'when-issued' basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to the fund later than the normal settlement date for such securities at a stated price and yield. When issued securities include TBA ('to be announced') securities. TBA securities, which are usually mortgage-backed securities, are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed-delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed-delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment. The fund's when-issued and delayed-delivery purchase commitments could cause its net asset value per share to be more volatile.

    A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. The fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. See 'The Fund's Investments, Related Risks and Limitations -- Segregated Accounts.'

    MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES. The fund may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations, as further described below. The fund may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see 'The Fund's Investments, Related Risks and Limitations -- Collateralized Mortgage Obligations') and in other types of mortgage-related securities.

    The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ('GNMA') is backed by GNMA and the full faith and credit of the US government. These guarantees, however, do not apply to the market value of fund shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by US government agencies or instrumentalities other than GNMA are not 'full faith and credit' obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the US Treasury, while others such as those issued by Fannie Mae, formerly known as the Federal National Mortgage Association, are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. The fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the fund, the prepayment right of mortgagors may limit the increase in net asset value of the fund because the value of the mortgage-backed securities held by the fund may not appreciate as rapidly as the price of noncallable debt securities.

    Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a 'pass-through' of the monthly

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payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by GNMA) are described as 'modified pass-through.' These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

    Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As the fund receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the 'accrued market discount.' Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A fund may elect to accrue market discount or amortize premium notwithstanding the amount of principal received but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

    The principal governmental guarantor of mortgage-related securities is GNMA, which is a wholly-owned US government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

    Government-related guarantors (i.e., not backed by the full faith and credit of the US government) include Fannie Mae and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation of the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US government.

    Freddie Mac is a corporate instrumentality of the US government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. Freddie Mac issues Participation Certificates ('PCs') which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US government.

    Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such

                                       9





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insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, UBS Global AM determines that the securities meet the fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

    COLLATERALIZED MORTGAGE OBLIGATIONS ('CMOS') AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ('REMICS'). A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac, or Fannie Mae and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

    CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

    In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ('Bonds'). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ('Collateral'). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

    REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code (the 'Code'). The fund will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the 'catch-up method,' using a reasonable prepayment assumption under the original issue discount rules of the Code.

    CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by US government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the US government. Such instruments also tend to be more sensitive to interest rates than US government-issued CMOs. The fund will not invest in subordinated privately-issued CMOs. For federal income tax purposes, the fund will be required to accrue income on CMOs and REMIC regular interests using the 'catch-up' method, with an aggregate prepayment assumption.

    DOLLAR ROLLS. The fund may enter into dollar rolls in which the fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by

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the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The fund could also be compensated through receipt of fee income. The fund intends to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board, or with member banks of the Federal Reserve. The Trust does not believe the fund's obligations under dollar rolls are senior securities and accordingly, the fund, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

    OTHER MORTGAGE-BACKED SECURITIES. UBS Global AM expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, UBS Global AM will, consistent with the fund's investment objective, policies and quality standards making investments in such new types of mortgage-related securities.

    ASSET-BACKED SECURITIES (ALSO FOR UBS US LARGE CAP GROWTH FUND AND UBS US SMALL CAP GROWTH FUND). The fund may invest a portion of its assets in debt obligations known as 'asset-backed securities.' Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

    Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the fund pay the debt service on the debt obligations issued. The fund may invest in these and other types of asset-backed securities that may be developed in the future.

    The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the fund will be required to accrue income on pay-through asset-backed securities using the 'catch-up' method, with an aggregate prepayment assumption.

    The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as 'pass-through certificates' or 'collateralized obligations.'

    Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor

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from third parties, through various means of structuring the transaction or through a combination of such approaches. The fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

    Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

    Examples of credit support arising out of the structure of the transaction include 'senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of 'reserve funds' (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and 'over collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments on the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

    ZERO COUPON AND DELAYED INTEREST SECURITIES. The fund may invest in zero coupon or delayed interest securities which pay no cash income until maturity or a specified date when the securities begin paying current interest (the 'cash payment date') and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

    Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

    Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ('coupons') which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the 'corpus') of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including 'Treasury Income Growth Receipts' ('TIGRS') and Certificate of Accrual on Treasuries ('CATS'). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which

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are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the fund, most likely will be deemed the beneficial holder of the underlying US government securities. The fund will not treat such privately stripped obligations to be US government securities for the purpose of determining if the fund is 'diversified,' or for any other purpose, under the Investment Company Act.

    The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the US Treasury Department is known as 'STRIPS' or 'Separate Trading of Registered Interest and Principal of Securities.' Under the STRIPS program, the fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

    When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the US Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

    LENDING OF PORTFOLIO SECURITIES. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables the fund to earn additional income but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

    Pursuant to procedures adopted by the board governing the fund's securities lending program, UBS Securities LLC ('UBS Securities'), another wholly-owned indirect subsidiary of UBS AG, has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS Securities for these services. The board periodically reviews all portfolio securities loan transactions for which UBS Securities has acted as lending agent. UBS Securities and other affiliated broker-dealers have also been approved as borrowers under the fund's securities lending program.

    SWAPS. The fund may engage in swaps, including but not limited to interest rate, currency and index swaps and the purchase or sale of related caps, floors, collars and other derivative instruments. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

    Interest rate swaps involve the exchange by the fund with another party of its respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

    The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

    The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the fund's risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

    The equity swaps in which the fund intends to invest involve agreements with a counterparty. The return to the fund on any equity swap will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. The fund will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the fund paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

    If there is a default by the counterparty to a swap contract, the fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of a default, the fund will succeed in pursuing contractual remedies. The fund assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. UBS Global AM will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

    UBS Global AM and the Trust do not believe that the fund's obligations under swap contracts are senior securities and, accordingly, the fund will not treat them as being subject to its borrowing or senior securities restrictions. However, the net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of segregated assets having an aggregate market value at least equal to the accrued excess will be segregating in accordance with SEC positions. To the extent that the fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the fund has valued the swap, the fund will treat the swap as illiquid and subject to its overall limit on illiquid investment of 10% of the fund's net assets.

    SHORT SALES 'AGAINST THE BOX.' The fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales 'against the box'). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the fund, and the fund is obligated to replace the securities borrowed at a date in the future. When the fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. The fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales 'against the box.'

    The fund might make a short sale 'against the box' to hedge against market risks when UBS Global AM believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in the fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the fund owns, either directly or indirectly, and in the case where the fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

    SEGREGATED ACCOUNTS. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

INVESTMENT LIMITATIONS OF THE FUND

    FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for the fund without the affirmative vote of the lesser of
(a) more than 50% of the outstanding shares or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of its outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentages resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowing limitation in fundamental limitation number 3, the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

    The fund will not:

        (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to securities issued by other investment companies.

        The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

        (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities.

        (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

        (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

        (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

        (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

        (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentages resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

    The fund will not:

        (1) invest more than 10% of its net assets in illiquid securities.

        (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (3) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (4) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

        (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

                    STRATEGIES USING DERIVATIVE INSTRUMENTS

    GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. The fund may use a variety of financial instruments ('Derivative Instruments'), including certain options, futures contracts (sometimes referred to as 'futures') and options on futures contracts. The fund is limited to stock index options and futures, futures on US Treasury notes and bills and options on these permitted futures contracts. The fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the fund's use of these instruments will place at risk a much smaller portion of its assets. Certain Derivative Instruments, including those that may be used by the fund, are described below.

    The fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If the fund is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.

    Options on Equity and Debt Securities -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

    Options on Securities Indices -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

    Securities Index Futures Contracts -- A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

    Interest Rate Futures Contracts -- Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    Options on Futures Contracts -- Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

    GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The fund may use Derivative Instruments to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. In addition, the fund may use Derivative Instruments to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses). The fund also may use Derivative Instruments to facilitate trading and to reduce transaction costs.

    Hedging strategies can be broadly categorized as 'short hedges' and 'long hedges.' A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund's portfolio. Thus, in a short hedge the fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

    Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

    The fund may purchase and write (sell) covered straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. The fund might enter into a long straddle when UBS Global AM believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. The fund might enter into a short straddle when UBS Global AM believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

    Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad stock market sectors in which the fund has invested or expects to invest. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors. Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums.

    Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Return or gain strategies may include using Derivative Instruments to increase or decrease the fund's exposure to different asset classes without buying or selling the underlying instruments. The fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

    The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ('CFTC'). In addition, the fund's ability to use Derivative Instruments may be limited by tax considerations. See 'Taxes.'

    In addition to the products, strategies and risks described below and in the Prospectus, UBS Global AM may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. UBS Global AM may use these opportunities for the fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

    SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

        (1) Successful use of most Derivative Instruments depends upon the ability of UBS Global AM to predict movements of the overall securities or interest rate markets, which requires different

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    skills than predicting changes in the prices of individual securities. While
    UBS Global AM is experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

        (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the fund entered into a short hedge because UBS Global AM projected a decline in the price of a security in the fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund would suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

        (4) As described below, the fund might be required to maintain assets as 'cover,' maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. The fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

    COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose a fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting ('covered') position in securities or other options or futures contracts or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of the fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

    OPTIONS. The fund may purchase put and call options and write (sell) covered put or call options on securities in which it invests and related indices. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. The fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by the fund would be considered illiquid to the extent described under 'The Fund's Investments, Related Risks and Limitations -- Illiquid Securities.'

    The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contrast to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

    The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

    The fund may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities (stocks) are exchange-traded. Exchange markets for options on bonds exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

    The fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The fund intends to purchase or write only exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists. Although a fund will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with it, there is no assurance that the fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

    If the fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

    The fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

    LIMITATIONS ON THE USE OF OPTIONS. The fund's use of options is governed by the following guidelines, which can be changed by its board without shareholder vote:

        (1) The fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

        (2) The aggregate value of securities underlying put options written by the fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

        (3) The aggregate premiums paid on all options (including options on securities, securities indices and futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

    FUTURES. The fund may purchase and sell securities index futures contracts or interest rate futures contracts. The fund may purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, a fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

    Futures strategies also can be used to manage the average duration of a fund's bond portfolio. If UBS Global AM wishes to shorten the average duration of a fund's bond portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If
UBS Global AM wishes to lengthen the average duration of a fund's bond portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.

    The fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The fund will engage in this strategy only when it is more advantageous to the fund than is purchasing the futures contract.

    No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, 'initial margin' consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

    Subsequent 'variation margin' payments are made to and from the futures broker daily as the value of the futures position varies, a process known as 'marking to market.' Variation margin does not involve borrowing, but rather represents a daily settlement of a fund's obligations to or from a futures broker. When the fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

    Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

    Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of futures or related options can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

    If the fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

    Certain characteristics of the futures markets might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, 'program trading' and other investment strategies might result in temporary price distortions.

    LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The fund's use of futures and related options is governed by the following guidelines, which can be changed by its board without shareholder vote:

        (1) The aggregate initial margin and premiums on futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), excluding the amount by which options are 'in-the-money,' may not exceed 5% of the fund's net assets.

        (2) The aggregate premiums paid on all options (including options on securities, securities indices and futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

        (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by the fund will not exceed 5% of its total assets.

               ORGANIZATION OF THE TRUST; TRUSTEES AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

    The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series. The Trust is authorized to issue an unlimited number of shares of beneficial interest of each existing or future series, par value of $0.001 per share.

    The Trust is governed by a board of trustees, which oversees the Trust's operations and which is authorized to establish additional series. Each trustee who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. The tables below show, for each trustee (sometimes referred to as 'board member') and executive officer, his or her name, address and age, the position held with the Trust, the length of time served as trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by such trustee.

INTERESTED TRUSTEES

                                                               TERM OF
                                              POSITION(S)   OFFICE'D' AND                               NUMBER OF PORTFOLIOS
                                               HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX
           NAME, ADDRESS, AND AGE                TRUST       TIME SERVED      DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE
           ----------------------                -----       -----------      -------------------        -------------------
Margo N. Alexander*'D''D'; 57                   Trustee      Since 1996    Mrs. Alexander is          Mrs. Alexander is a
                                                                           retired. She was an        director or trustee of 17
                                                                           executive vice president   investment companies
                                                                           of UBS Financial Services  (consisting of 37
                                                                           Inc. (March 1984 to        portfolios) for which UBS
                                                                           December 2002). She was    Global AM or one of its
                                                                           chief executive officer    affiliates serves as
                                                                           (from January 1995 to      investment advisor, sub-
                                                                           October 2000), a director  advisor or manager.
                                                                           (from January 1995 to
                                                                           September 2001) and
                                                                           chairman (from March 1999
                                                                           to September 2001) of UBS
                                                                           Global AM (formerly known
                                                                           as Mitchell Hutchins
                                                                           Asset Management Inc.).

Brian M. Storms*'D''D'; 49                    Trustee and    Since 2003    Mr. Storms is chief        Mr. Storms is a director
                                              Chairman of                  executive officer of UBS   or trustee of 21
                                              the Board of                 Global Asset               investment companies
                                                Trustees                   Management -- Americas     (consisting of 80
                                                                           region (since July 2002).  portfolios) and serves as
                                                                           Mr. Storms was chief       chairman of the boards of
                                                                           executive officer,         17 of those investment
                                                                           president and/or chief     companies (consisting
                                                                           operating officer of UBS   of 37 portfolios), for
                                                                           Global AM and certain      which UBS Global AM or
                                                                           affiliated asset           one of its affiliates
                                                                           management companies from  serves as investment
                                                                           1999 to July 2002. He was  advisor, sub- advisor or
                                                                           president of Prudential    manager.
                                                                           Investments
                                                                           (1996 - 1999).


                                                 OTHER DIRECTORSHIPS
           NAME, ADDRESS, AND AGE                  HELD BY TRUSTEE
           ----------------------                  ---------------
Margo N. Alexander*'D'D'; 57                  None

Brian M. Storms*'D'D'; 49                     None

INDEPENDENT TRUSTEES

                                                               TERM OF
                                              POSITION(S)   OFFICE'D' AND                               NUMBER OF PORTFOLIOS
                                               HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX
           NAME, ADDRESS, AND AGE                TRUST       TIME SERVED      DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE
           ----------------------                -----       -----------      -------------------        -------------------
Richard Q. Armstrong; 68                        Trustee      Since 1995    Mr. Armstrong is chairman  Mr. Armstrong is a
c/o Willkie, Farr & Gallagher LLP                                          and principal of R.Q.A.    director or trustee of 17
787 Seventh Avenue                                                         Enterprises (management    investment companies
New York, New York 10019-6099                                              consulting firm) (since    (consisting of 37
                                                                           April 1991 and principal   portfolios) for which UBS
                                                                           occupation since March     Global AM or one of its
                                                                           1995).                     affiliates serves as
                                                                                                      investment advisor, sub-
                                                                                                      advisor or manager.

Richard Q. Armstrong; 68                      None
c/o Willkie, Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

                                                               TERM OF
                                              POSITION(S)   OFFICE'D' AND       PRINCIPAL        NUMBER OF PORTFOLIOS
                                               HELD WITH      LENGTH OF    OCCUPATION(S) DURING    IN FUND COMPLEX
           NAME, ADDRESS, AND AGE                TRUST       TIME SERVED       PAST 5 YEARS      OVERSEEN BY TRUSTEE
           ----------------------                -----       -----------       ------------      -------------------
David J. Beaubien; 69                           Trustee      Since 2001    Mr. Beaubien is       Mr. Beaubien is a
84 Doane Road                                                              retired (since        director or trustee
Ware, MA 01082                                                             2003). He was         of 17 investment
                                                                           chairman of Yankee    companies
                                                                           Environmental         (consisting of 37
                                                                           Systems, Inc., a      portfolios) for
                                                                           manufacturer of       which UBS Global AM
                                                                           meteorological        or one of its
                                                                           measuring systems     affiliates serves as
                                                                           (since 1991).         investment advisor,
                                                                                                 sub-advisor or
                                                                                                 manager.

Richard R. Burt; 57                             Trustee      Since 1996    Mr. Burt is chairman of    Mr. Burt is a director or
1275 Pennsylvania Ave., N.W.                                               Diligence LLC              trustee of 17 investment
Washington, D.C. 20004                                                     (international             companies (consisting of
                                                                           information and security   37 portfolios) for which
                                                                           firm) and IEP Advisors     UBS Global AM or one of
                                                                           (international             its affiliates serves as
                                                                           investments and            investment advisor, sub-
                                                                           consulting firm).          advisor or manager.

Meyer Feldberg; 61                              Trustee      Since 1996    Mr. Feldberg is Dean and   Dean Feldberg is a
Columbia University                                                        Professor of Management    director or trustee of 31
101 Uris Hall                                                              of the Graduate School of  investment companies
New York, New York 10027                                                   Business, Columbia         (consisting of 51
                                                                           University (since 1989).   portfolios) for which UBS
                                                                                                      Global AM or one of its
                                                                                                      affiliates serves as
                                                                                                      investment advisor, sub-
                                                                                                      advisor or manager.

Carl W. Schafer; 67                             Trustee      Since 1991    Mr. Schafer is president   Mr. Schafer is a director
66 Witherspoon Street                                                      of the Atlantic            or trustee of 17
#1100                                                                      Foundation (charitable     investment companies
Princeton, NJ 08542                                                        foundation). (since        (consisting of 37
                                                                           1990).                     portfolios) for which UBS
                                                                                                      Global AM or one of its
                                                                                                      affiliates serves as
                                                                                                      investment advisor, sub-
                                                                                                      advisor or manager.

William D. White; 70                            Trustee      Since 2001    Mr. White is retired       Mr. White is a director or
P.O. Box 199                                                               (since 1994).              trustee of 17 investment
Upper Black Eddy, PA 18972                                                                            companies (consisting of
                                                                                                      37 portfolios) for which
                                                                                                      UBS Global AM or one of
                                                                                                      its affiliates serves as
                                                                                                      investment advisor, sub-
                                                                                                      advisor or manager.
                                              OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                           HELD BY TRUSTEE
---------------------                           ---------------
David J. Beaubien; 69                          Mr. Beaubien is
84 Doane Road                                  also a director of
Ware, MA 01082                                 IEC Electronics,
                                               manufacturer of
                                               electronic assemblies.

Richard R. Burt; 57                            Mr. Burt is also a
1275 Pennsylvania Ave., N.W.                   director of Hollinger
Washington, D.C. 20004                         International Inc.
                                               (publishing), HCL
                                               Technologies, Ltd.
                                               (software and information
                                               technologies), The
                                               Central European Fund,
                                               Inc., The Germany Fund,
                                               Inc., IGT, Inc. (provides
                                               technology to gaming and
                                               wagering industry) and
                                               chairman of Weirton Steel
                                               Corp. (makes and finishes
                                               steel products). He is
                                               also a director or
                                               trustee of funds in the
                                               Scudder Mutual Funds
                                               Family (consisting of 47
                                               portfolios).

Meyer Feldberg; 61                             Dean Feldberg is also a
Columbia University                            director of Primedia Inc.
101 Uris Hall                                  (publishing), Federated
New York, New York 10027                       Department Stores, Inc.
                                               (operator of department
                                               stores), Revlon, Inc.
                                               (cosmetics), Select
                                               Medical Inc. (healthcare
                                               services) and SAPPI, Ltd.
                                               (producer of paper).

Carl W. Schafer; 67                            Mr. Schafer is also a
66 Witherspoon Street                          director of Labor Ready,
#1100                                          Inc. (temporary
Princeton, NJ 08542                            employment), Guardian
                                               Life Insurance Company
                                               Mutual Funds (consisting
                                               of 25 portfolios), the
                                               Harding, Loevner Funds
                                               (consisting of three
                                               portfolios), E.I.I.
                                               Realty Securities Trust
                                               (investment company) and
                                               Frontier Oil Corporation.

William D. White; 70                           None
P.O. Box 199
Upper Black Eddy, PA 18972

---------

 * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

   'D' Each Trustee holds office for an indefinite term. Each trustee who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age.

'D''D' Mrs. Alexander and Mr. Storms are 'interested persons' of the fund as defined in the Investment Company Act by virtue of their positions with UBS Global AM or its affiliates.

OFFICERS

                                               TERM OF
                                            OFFICE'D' AND
                          POSITION(S) HELD    LENGTH OF           PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND AGE    WITH THE TRUST    TIME SERVED            DURING PAST 5 YEARS
 ----------------------    --------------    -----------            -------------------
W. Douglas Beck*; 36      Vice President     Since 2003    Mr. Beck is an executive director and
                                                           head of mutual fund product
                                                           management of UBS Global AM (since
                                                           2002). From March 1998 to November
                                                           2002, he held various positions at
                                                           Merrill Lynch, the most recent being
                                                           first vice president and co-manager
                                                           of the managed solutions group. Mr.
                                                           Beck is vice president of 20
                                                           investment companies (consisting of
                                                           78 portfolios) for which UBS Global
                                                           AM or one of its affiliates serves as
                                                           investment advisor, sub-advisor or
                                                           manager.

Thomas Disbrow*; 38       Vice President     Since 2000    Mr. Disbrow is a director and a
                           and Assistant                   senior manager of the mutual fund
                             Treasurer                     finance department of UBS Global AM.
                                                           Prior to November 1999, he was a vice
                                                           president of Zweig/Glaser Advisers.
                                                           Mr. Disbrow is a vice president and
                                                           assistant treasurer of 17 investment
                                                           companies (consisting of 37
                                                           portfolios) for which UBS Global AM
                                                           or one of its affiliates serves as
                                                           investment advisor, sub-advisor or
                                                           manager.

Amy R. Doberman*; 41      Vice President     Since 2000    Ms. Doberman is a managing director
                           and Secretary                   and general counsel of UBS Global AM.
                                                           From December 1997 through July 2000,
                                                           she was general counsel of Aeltus
                                                           Investment Management, Inc. Ms.
                                                           Doberman is vice president and
                                                           assistant secretary of five
                                                           investment companies (consisting of
                                                           44 portfolios) and vice president and
                                                           secretary of 17 investment companies
                                                           (consisting of 37 portfolios) for
                                                           which UBS Global AM or one of its
                                                           affiliates serves as investment
                                                           advisor, sub-advisor or manager.

David M. Goldenberg*; 37  Vice President     Since 2002    Mr. Goldenberg is an executive
                           and Assistant                   director and deputy general counsel
                             Secretary                     of UBS Global AM. From 2000-2002 he
                                                           was director, legal affairs at Lazard
                                                           Asset Management. Mr. Goldenberg
                                                           served in various capacities,
                                                           including most recently as global
                                                           director of compliance for SSB Citi
                                                           Asset Management Group from
                                                           1996-2000. Mr. Goldenberg is vice
                                                           president and secretary of five
                                                           investment companies (consisting of
                                                           44 portfolios) and a vice president
                                                           and assistant secretary of 17
                                                           investment companies (consisting of
                                                           37 portfolios) for which UBS Global
                                                           AM, or one of its affiliates serves
                                                           as investment advisor, sub-advisor or
                                                           manager.

                                               TERM OF
                                            OFFICE'D' AND
                          POSITION(S) HELD    LENGTH OF           PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND AGE    WITH THE TRUST    TIME SERVED            DURING PAST 5 YEARS
 ----------------------    --------------    -----------            -------------------
Kevin J. Mahoney*; 38      Vice President    Since 1999    Mr. Mahoney is a director and a
                           and Assistant                   senior manager of the mutual fund
                             Treasurer                     finance department of UBS Global AM.
                                                           Prior to April 1999, he was the
                                                           manager of the mutual fund internal
                                                           control group of Salomon Smith
                                                           Barney. Mr. Mahoney is a vice
                                                           president and assistant treasurer of
                                                           17 investment companies (consisting
                                                           of 37 portfolios) for which UBS
                                                           Global AM or one of its affiliates
                                                           serves as investment advisor,
                                                           sub-advisor or manager.

Paul H. Schubert*; 41     Vice President     Since 1995    Mr. Schubert is an executive director
                           and Treasurer                   and head of the mutual fund finance
                                                           department of UBS Global AM. Mr.
                                                           Schubert is treasurer and principal
                                                           accounting officer of three
                                                           investment companies (consisting of
                                                           41 portfolios), a vice president and
                                                           treasurer of 18 investment companies
                                                           (consisting of 38 portfolios),
                                                           treasurer and chief financial officer
                                                           of one investment company (consisting
                                                           of two portfolios) for which UBS
                                                           Global AM or one of its affiliates
                                                           serves as investment advisor,
                                                           sub-advisor or manager.

Joseph A. Varnas*; 36        President       Since 2003    Mr. Varnas is a managing director
                                                           (since March 2003), chief technology
                                                           officer (since March 2001) and head
                                                           of product, technology and operations
                                                           of UBS Global AM (since November
                                                           2002). From 2000 to 2001, he was
                                                           manager of product development in
                                                           Investment Consulting Services at UBS
                                                           Financial Services Inc. Mr. Varnas
                                                           was a senior analyst in the Global
                                                           Securities Research and Economics
                                                           Group at Merrill Lynch from 1995 to
                                                           1999. Mr. Varnas is president of 21
                                                           investment companies (consisting of
                                                           79 portfolios) for which UBS Global
                                                           AM or one of its affiliates serves as
                                                           investment advisor, sub-advisor or
                                                           manager.

Keith A. Weller*; 42      Vice President     Since 1996    Mr. Weller is a director and senior
                           and Assistant                   associate general counsel of UBS
                             Secretary                     Global AM. Mr. Weller is a vice
                                                           president and assistant secretary of
                                                           17 investment companies (consisting
                                                           of 37 portfolios) for which UBS
                                                           Global AM or one of its affiliates
                                                           serves as investment advisor,
                                                           sub-advisor or manager.

---------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

'D' Officers of the Trust are appointed by the trustees and serve at the pleasure of the board.

               INFORMATION ABOUT TRUSTEE OWNERSHIP OF FUND SHARES

                                                             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                             ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                                                  TRUSTEE FOR WHICH UBS GLOBAL AM OR AN
                                  DOLLAR RANGE OF EQUITY         AFFILIATE SERVES AS INVESTMENT ADVISOR,
            TRUSTEE               SECURITIES IN FUND'D'                 SUB-ADVISOR OR MANAGER'D'
            -------               ---------------------                 -------------------------
INTERESTED TRUSTEES
Margo N. Alexander..............           None                               Over $100,000
Brian M. Storms.................           None                                $1-$10,000

INDEPENDENT TRUSTEES
Richard Q. Armstrong............      Over $100,000                           Over $100,000
David J. Beaubien...............           None                               Over $100,000
Richard R. Burt.................           None                                   None
Meyer Feldberg..................           None                               Over $100,000
Carl W. Schafer.................        $1-$10,000                          $50,001-$100,000
William D. White................           None                              $10,001-$50,000

---------
'D' Information regarding ownership is as of December 31, 2003.

                                   COMMITTEES

    The Trust has an Audit and Contract Review Committee and a Nominating Committee. The members of the Audit and Contract Review Committee are the Independent Trustees. Richard Q. Armstrong is chairperson of the Audit and Contract Review Committee. The following Independent Trustees are members of the Nominating Committee: Meyer Feldberg (chairperson), Carl W. Schafer and William
D. White.

    The Audit and Contract Review Committee is responsible for, among other things: (i) overseeing the scope of the fund's audit, the quality and objectivity of the fund's financial statements, the fund's accounting and financial reporting policies and practices and its internal controls and, as appropriate, the internal controls of certain service providers; (ii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of the fund's independent auditors; (iii) determining the compensation of the fund's independent auditors; and (iv) pre-approving all audit and non-audit services provided to the fund and permissible non-audit services to be provided to the fund's affiliates to the extent that such approval is required under applicable regulations of the SEC. In furtherance of its duties, the Audit and Contract Review Committee also is responsible for, among other things: obtaining assurance from the fund's independent auditors of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors; inquiring as to the fund's qualification under Subchapter M of the Code and the amounts distributed and reported to shareholders; reviewing with the independent auditors any problems or difficulties with the audit; reviewing certain matters relating to internal controls and disclosure controls and procedures at the fund and the fund's service providers; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit and Contract Review Committee has the responsibilities described above, it is not responsible for planning or conducting the fund's audit or determining whether the fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Absent actual knowledge to the contrary, Audit and Contract Review Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside the fund.

    The Audit and Contract Review Committee also reviews the performance by certain service providers of their contracts and arrangements with the fund and recommends to the board concerning the initial approval and/or continuation of each of the proposed contracts and arrangements and the reasonableness and appropriateness of the compensation paid by the fund. The Audit and Contract Review Committee currently normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the Trust's fiscal year ended August 31, 2003, the Audit and Contract Review Committee held five meetings.

    The Nominating Committee is responsible for, among other things: selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Trustees of the Board and reviewing the compensation arrangements for each of the Trustees. The Nominating Committee will consider nominees recommended by shareholders if a vacancy among the Independent Trustees occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Meyer Feldberg, care of the Secretary of the fund at 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope 'Nominating Committee.' The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae. During the fund's fiscal year ended August 31, 2003, the Nominating Committee did not meet.

    INFORMATION ABOUT INDEPENDENT TRUSTEE OWNERSHIP OF SECURTITIES ISSUED BY
            UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED BY
                   OR UNDER COMMON CONTROL WITH UBS GLOBAL AM

    As of December 31, 2003, the Independent Trustees did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

                                  COMPENSATION

    Each Independent Trustee receives, in the aggregate from the UBS Global AM funds, an annual retainer of $50,000, and a $10,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Each Independent Trustee is also entitled to a $2,000 fee for each special telephonic meeting attended. The chairperson of the Audit and Contract Review Committee receives annually $12,500. Until recently, the chairperson of the Nominating Committee received annually $5,000; however effective June 30, 2003, this additional compensation for the chairperson of the Nominating Committee ceased. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) as follows (i) one-half of the expense will be allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment and (ii) one-half of the expense will be allocated according to the number of such funds (i.e., expense divided by number of funds yields per fund allocation. No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the fund for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

    The table below includes certain information relating to the compensation of the Trust's current board members and the compensation of those board members from all funds for which UBS Global AM or an affiliate served as an investment advisor, sub-advisor or manager during the periods indicated.

                             COMPENSATION TABLE'D'

                                                              AGGREGATE        TOTAL COMPENSATION
                                                            COMPENSATION         FROM THE TRUST
                NAME OF PERSON, POSITION                   FROM THE TRUST*   AND THE FUND COMPLEX**
                ------------------------                   ---------------   ----------------------
Richard Q. Armstrong, Trustee............................      $3,156               $112,500
David J. Beaubien, Trustee...............................       2,807                100,000
Richard R. Burt, Trustee.................................       2,807                100,000
Meyer Feldberg, Trustee..................................       2,813                200,125
Carl W. Schafer, Trustee.................................       2,807                100,000
William D. White, Trustee................................       2,807                100,000

---------
'D' Only Independent Trustees are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager; board members who are 'interested persons,' as defined by the Investment Company Act, do not receive compensation from these funds.

  * Represents fees paid to each board member for the fiscal year ended August 31, 2003.

                                               (footnote continued on next page)

(footnote continued from previous page)

 ** Represents fees paid during the calendar year ended December 31, 2003 to each board member by: (a) 22 investment companies in the case of Messrs. Armstrong, Beaubien, Burt, Schafer and White; (b) 36 investment companies in the case of Mr. Feldberg for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

    PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES. As of February 1, 2004, trustees and officers of the Trust owned in the aggregate less than 1% of the outstanding shares of any class of the fund.

    As of February 1, 2004, the fund's records showed the following shareholders as owning 5% or more of any class of the fund's shares. Management is not aware of any other person who owns beneficially 5% or more of any class of the fund's shares.

                                                PERCENTAGE OF
                                                CLASS Y SHARES
                                                 OWNED AS OF
              NAME AND ADDRESS*                FEBRUARY 1, 2004
              -----------------                ----------------
Northern Trust Company as Trustee
FBO PaineWebber 401K Plan.......................     42.63%

UBS Financial Services Inc. for the benefit of
Boch Business Trust
Ernest Boch TTEE
Global Account..................................     22.75%

UBS Financial Services Inc. for the benefit of
EJB Trust DTD 6/5/02
Barbara Boch, Ernest Boch,
(Global Account)................................     10.06%

---------
* The shareholders listed may be contacted c/o UBS Global Asset Management (US) Inc., Attn: Compliance Department, 51 West 52nd Street, New York, NY 10019-6114.

               INVESTMENT ADVISORY, ADMINISTRATION AND PRINCIPAL
                           UNDERWRITING ARRANGEMENTS

    INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. UBS Global AM acts as the investment advisor and administrator of the fund pursuant to a contract ('Advisory and Administration Contract') with the Trust. Under the Advisory and Administration Contract, the fund pays UBS Global AM an annual fee, computed daily and paid monthly, as set forth below:

         AVERAGE DAILY NET ASSETS                          ANNUAL RATE
         ------------------------                          -----------
         Up to $250 million..............................     0.500%
         Over $250 million...............................     0.450

    The fund and UBS Global AM have entered into a written agreement whereby UBS Global AM has agreed to permanently reduce its management fee based on the fund's average daily net assets as follows:

         AVERAGE DAILY NET ASSETS                          ANNUAL RATE
         ------------------------                          -----------
         Up to $250 million..............................     0.50%
         In excess of $250 million up to $500 million....     0.45
         In excess of $500 million up to $2 billion......     0.40
         Over $2 billion.................................     0.35

    During the fiscal years ended August 31, 2003, 2002 and 2001,
UBS Global AM earned (or accrued) advisory and administration fees of $7,931,059, $11,861,014 and $13,598,881, respectively.

    Under the terms of the Advisory and Administration Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by UBS Global AM. Expenses borne by the fund include the following: (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by UBS Global AM; (3) organizational expenses;
(4) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to board members who are not interested persons of the Trust or UBS Global AM; (6) all expenses incurred in connection with the board members' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members;
(11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to existing shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund;
(15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; and (18) costs of mailing, stationery and communications equipment.

    Under the Advisory and Administration Contract, UBS Global AM will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Advisory and Administration Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory and Administration Contract terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of the fund's outstanding voting securities, on 60 days' written notice to UBS Global AM or by UBS Global AM on 60 days' written notice to the fund.

    At the fund's board meeting held on July 23, 2003, the trustees considered and approved the continuance of the fund's Advisory and Administration Contract with UBS Global AM.

    Prior to that meeting, the board's Audit and Contract Review Committee (the 'Committee') (comprised of the board's Independent Trustees) had met to review and discuss the investment advisory and administration services provided to the fund over the course of the year by UBS Global AM. In considering the continuance of the Advisory and Administration Contract, the Committee analyzed the nature, quality and scope of such services, the revenues received and expenses incurred (actual and projected) by UBS Global AM in performing the services required under the Advisory and Administration Contract, and the cost allocation methods used in calculating such expenses. The Committee also reviewed UBS Global AM's profitability in managing the fund; the current fees paid by the fund in light of fees paid to other advisors by comparable funds and as a percentage of assets at different asset levels; fees paid to UBS Global AM by other funds it advises; and the ability of UBS Global AM to continue to perform the services contemplated under the Advisory and Administration Contract.

    The Committee also evaluated the performance of the fund in comparison to funds with similar objectives and policies, the relevant investment advisory personnel, compliance with the fund's investment restrictions, tax and reporting requirements and procedures of UBS Global AM with respect to possible conflicts of interest, including UBS Global AM's code of ethics. Based on all of the above, as well as other factors and considerations, the Committee recommended to the full board that the board approve the continuance of the Advisory and Administration Contract.

    The full board reviewed the factors considered by the Committee and also gave substantial consideration to the fees payable under the contract. In this regard, the board evaluated UBS Global AM's profitability with respect to the fund, including consideration of both the actual dollar amount of fees paid by the fund directly to UBS Global AM and so-called 'fallout benefits' to UBS Global AM or its affiliates, such as, for example, benefits derived from serving as investment advisor to the fund, the research services available to UBS Global AM by reason of commissions from other funds, and transfer agency related services fees received by UBS Financial Services Inc. or UBS Global AM for certain transfer agency related services it performs for the fund's shareholders. Based on these considerations and the overall high-quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of UBS Global AM, the board concluded the fees to be paid to UBS Global AM under the contract were fair and reasonable, and the scope and quality of UBS Global AM's services to the fund were consistent with the fund's operational requirements and sufficient to approve the continuance of the Advisory and Administration Contract between the fund and UBS Global AM.

    SECURITIES LENDING. During the fiscal years ended August 31, 2003, 2002 and 2001, the fund paid (or accrued) $23,383, $85,621 and $258,935, respectively, to UBS Financial Services Inc. or UBS Securities LLC for its services as securities lending agent.

    BANK LINE OF CREDIT. During the fiscal year ended August 31, 2003, the fund could borrow up to $10 million under a short-term unsecured line of credit ('Line of Credit') with the fund's custodian State Street Bank and Trust Company. The fund participated with other funds managed, advised or sub-advised by UBS Global AM or its affiliates in a $300 million committed credit facility ('Facility') with UBS AG, Stamford Branch, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes.

    Under the Facility arrangement, the fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended August 31, 2003, the fund had an average daily amount of borrowing outstanding under the Line of Credit and the Facility of $2,418,301 for 133 days with a related weighted average annualized interest rate of 1.849%. For the fiscal year ended August 31, 2003, the fund paid a commitment fee of $24,686 to UBS AG.

    Effective November 21, 2003, the fund participates with other funds advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company, replacing the Facility arrangement.

    PROXY VOTING POLICIES AND PROCEDURES. The fund's board of Trustees believes that the voting of proxies on securities held by the fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the fund's investment advisor. Following is a summary of UBS Global AM's proxy voting policy.

    You may obtain information about the fund's proxy voting decisions, without charge, online on the fund's website (www.ubs.com/ubsglobalam-proxy) or on the EDGAR database on the SEC's website (www.sec.gov).

    The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

    When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and
(5) believes that appropriate steps should be taken to ensure the independence of auditors. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

    UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has prohibited its employees in its sales, marketing and business development groups from having any input into how any proxy proposal is voted. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

    TRANSFER AGENCY RELATED SERVICES. PFPC Inc. ('PFPC'), the fund's transfer agent (not the fund), pays UBS Global AM for certain transfer agency related services that PFPC has delegated to UBS Global AM.

    PERSONAL TRADING POLICIES. The fund and UBS Global AM each have adopted a code of ethics under rule 17j-1 of the Investment Company Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

    PRINCIPAL UNDERWRITING ARRANGEMENTS. UBS Global AM acts as the principal underwriter of each class of shares of the fund pursuant to a principal underwriting contract ('Principal Underwriting Contract'). The Principal Underwriting Contract requires UBS Global AM to use its best efforts, consistent with its other businesses, to sell shares of the fund. Shares of the fund are offered continuously. UBS Global AM has entered into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares.

    Under separate plans pertaining to the Class A, Class B and Class C shares adopted by the fund in the manner prescribed by Rule 12b-1 under the Investment Company Act (each, respectively, a 'Class A Plan,' 'Class B Plan' and 'Class C Plan,' and, collectively, 'Plans'), the fund pays UBS Global AM a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of the class of shares. Under the Class B and the Class C Plan, the fund also pays UBS Global AM a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the applicable class of shares. There is no distribution plan with respect to the fund's Class Y shares, and the fund pays no service or distribution fees with respect to its Class Y shares.

    UBS Global AM uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the fund by each dealer. Each dealer then compensates its financial advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.

    UBS Global AM uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to dealers for selling each fund's Class B and Class C shares, respectively, and to offset its marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. UBS Global AM also may use distribution fees to pay additional compensation to dealers and to offset other costs allocated to UBS Global AM's distribution activities.

    UBS Global AM compensates financial advisors when Class B and Class C shares are bought by investors, as well as on an ongoing basis.

    UBS Global AM receives the proceeds of the initial sales charge paid when Class A shares are bought and of the deferred sales charge paid upon sales of Classes A, B and C shares. These proceeds also may be used to cover distribution expenses.

    The Plans and the Principal Underwriting Contract specify that the fund must pay service and distribution fees to UBS Global AM for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if UBS Global AM's expenses for the fund exceed the service or distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if UBS Global AM's service or distribution expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be UBS Global AM's sole responsibility and not that of the fund. Annually, the board reviews the Plans and UBS Global AM's corresponding expenses for each class of shares of the fund separately from the Plans and expenses attributable to the other classes of shares.

    Among other things, each Plan provides that (1) UBS Global AM will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including board members who are not 'interested persons' of the fund and who have no direct or indirect financial interest in the operation of the Plans or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the fund and (4) while the Plan remains in effect, the selection and nomination of board members who are not 'interested persons' of the fund shall be committed to the discretion of the board members who are not 'interested persons' of the fund.

    In reporting amounts expended under the Plans to the board members, UBS Global AM allocates expenses attributable to the sale of each class of the fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of the fund's shares will not be used to subsidize the sale of any other class of fund shares.

    For the fiscal year ended August 31, 2003 the fund paid (or accrued) the following service and/or distribution fees to UBS Global AM under the Class A Plan, Class B Plan and Class C Plan:

Class A.....................................................  $1,556,669
Class B.....................................................  $5,065,094
Class C.....................................................  $4,684,221

    UBS Global AM estimates that it and its affiliates incurred the following shareholder service-related and distribution-related expenses with respect to the fund during the fiscal year ended August 31, 2003:

CLASS A
Marketing and advertising...................................  $2,521,270
Amortization of commissions.................................      84,270
Printing of prospectuses and SAIs...........................         781
Branch network costs allocated and interest expense.........   3,020,032
Service fees paid to financial advisors.....................     575,968

CLASS B
Marketing and advertising...................................  $2,093,672
Amortization of commissions.................................   5,180,917
Printing of prospectuses and SAIs...........................         635
Branch network costs allocated and interest expense.........   2,601,538
Service fees paid to financial advisors.....................     468,521

CLASS C
Marketing and advertising...................................  $1,916,555
Amortization of commissions.................................     460,244
Printing of prospectuses and SAIs...........................         587
Branch network costs allocated and interest expense.........   2,274,361
Service fees paid to financial advisors.....................     433,290

    'Marketing and advertising' includes various internal costs allocated by UBS Global AM to its efforts at distributing the fund's shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of UBS Global AM. 'Branch network costs allocated and interest expense' consist of an allocated portion of the expenses of various departments involved in the distribution of the fund's shares, including the retail branch system of UBS Financial Services Inc., the primary dealer for the fund's shares during this period and 'service fees paid to financial advisors' represents compensation paid by UBS Financial Services Inc. to its financial advisors.

    In approving the fund's overall system of distribution, the board considered several factors, including that implementation of Flexible Pricing would
(1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the fund's shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

    In approving the Class A Plan, the Class B Plan and the Class C Plan, the board considered all the features of the distribution system and the anticipated benefits to the fund and its shareholders. With regard to each Plan, the board considered, as relevant (1) the conditions under which different combinations of initial sales charges, deferred sales charges, service fees and distribution fees and/or deferred sales charges would be imposed and the amount of such charges, (2) UBS Global AM's belief that the different combinations of initial sales charges, deferred sales charges, service fees and distribution fees would be attractive to dealers and financial advisors, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by UBS Global AM, (5) the services provided by dealers pursuant to the each dealer agreement with UBS Global AM, and (6) UBS Global AM's shareholder service-related and, where applicable, distribution-related expenses and costs. With respect to the Class B Plan, the board members also recognized that UBS Global AM's willingness to compensate dealers without the concomitant receipt by UBS Global AM of initial sales charges was conditioned upon its expectation of being compensated under the Class B Plan.

    With respect to each Plan, the board considered all compensation that UBS Global AM would receive under that Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and deferred sales charges. The board also considered the benefits that would accrue to UBS Global AM under each Plan in that UBS Global AM would receive service, distribution, advisory and administration fees that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if that Plan were successful and the fund attained and maintained significant asset levels.

    Under the Principal Underwriting Contract and prior similar principal underwriting contracts between the fund and UBS Global AM for Class A and Class C shares, for the fiscal years set forth below, UBS Global AM earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to dealers, primarily UBS Financial Services Inc.:

                                              FISCAL YEARS ENDED AUGUST 31,
                                           ------------------------------------
                                              2003         2002         2001
                                              ----         ----         ----
CLASS A
Earned...................................  $  265,148   $1,230,154   $3,412,377
Retained.................................  $   25,648   $  112,752   $  159,358

CLASS C
Earned...................................  $  172,571   $  483,830      N/A
Retained.................................  $        0   $        0      N/A

    UBS Global AM earned and retained the following deferred sales charges paid upon certain redemptions of shares for the fiscal year ended August 31, 2003:

Class A.....................................................  $   22,228
Class B.....................................................  $1,483,038
Class C.....................................................  $   27,440

                             PORTFOLIO TRANSACTIONS

    Subject to policies established by the board, UBS Global AM is responsible for the execution of the fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, UBS Global AM seeks to obtain the best net results for the fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While UBS Global AM generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The fund may invest in securities traded in the over-the-counter market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. During the fiscal years ended August 31, 2003, 2002 and 2001, the fund paid $382,110, $443,094 and $1,105,631, respectively, in brokerage commissions.

    The fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through affiliates of UBS Global AM, including UBS Financial Services Inc. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to any other affiliated broker are reasonable and fair. Specific provisions in the Advisory and Administration Contract authorize UBS Global AM and any of its affiliates to effect portfolio transactions for the fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. During the fiscal years ended August 31, 2003, 2002 and 2001, the fund did not pay any brokerage commissions to UBS Financial Services Inc. or any other affiliate of UBS Global AM.

    Transactions in futures contracts are executed through futures commission merchants ('FCMs'), who receive brokerage commissions for their services. The fund's procedures in selecting FCMs to execute its transactions in futures contracts, including procedures permitting the use of affiliates of UBS Global AM, are similar to those in effect with respect to brokerage transactions in securities.

    In selecting brokers or dealers, UBS Global AM will consider the full range and quality of a broker's or dealer's services. Consistent with the interests of the fund and subject to the review of the board, UBS Global AM may cause the fund to purchase and sell portfolio securities through brokers or dealers who provide UBS Global AM with brokerage or research services. The fund may pay those brokers or dealers a higher commission, markup or markdown than may be charged by other brokers, provided that UBS Global AM determines in good faith that the commission, markup or markdown is reasonable in terms either of that particular transaction or of the overall responsibility of UBS Global AM to the fund and its other clients.

    Research services obtained from brokers or dealers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.

    For the fiscal year ended August 31, 2003, UBS Global AM directed no transactions to brokers or dealers chosen because they provided research services.

    For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. UBS Global AM may consider the sale of shares of the fund and of other funds it advises as a factor in the selection of brokers or dealers to effect transactions for the fund, subject to UBS Global AM's duty to seek best execution. UBS Global AM may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

    Research services and information received from brokers or dealers are supplemental to UBS Global AM's own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.

    Investment decisions for the fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

    The fund will not purchase securities that are offered in underwritings in which UBS Financial Services Inc., UBS Global AM or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by each board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that UBS Financial Services Inc., UBS Global AM or any affiliate thereof not participate in or benefit from the sale to the funds.

    As of August 31, 2003, the fund owned securities issued by the following companies which are regular broker-dealers for the fund:

                     ISSUER                       TYPE OF SECURITY    VALUE
                     ------                       ----------------    -----
Morgan Stanley & Co.............................   Common Stock     $9,689,694
State Street Corp...............................   Common Stock      2,694,135

    PORTFOLIO TURNOVER. The fund's annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. The fund's portfolio turnover rates for the fiscal years ended August 31, 2003 and 2002 were 2% and 5%, respectively.

         REDUCED SALES CHARGES; ADDITIONAL PURCHASE, EXCHANGE AND
               REDEMPTION INFORMATION; AND OTHER SERVICES

ADDITIONAL INFORMATION REGARDING PURCHASES THROUGH LETTER OF INTENT

    To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's financial advisor of its portion of the sales charge adjustment. Once received from the financial advisor, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Letter of Intent. No sales charge adjustment will be made unless and until the investor's financial advisor returns any excess commissions previously received.

    To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's financial advisor and UBS Global AM, as applicable, in accordance with the prospectus.

    Letters of Intent are not available for certain employee benefit plans.

    WAIVERS OF SALES CHARGES -- CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

     Acquire shares in connection with shares purchased by UBS Global AM or any affiliate on behalf of a discretionary advisory client;

     Acquire shares in connection with a reorganization pursuant to which the fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

     Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

    REINSTATEMENT PRIVILEGE -- CLASS A SHARES. Shareholders who have redeemed Class A shares of the fund may reinstate their account without a sales charge by notifying the transfer agent, PFPC Inc. ('PFPC'), of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in 'Taxes -- Special Rules for Class A Shareholders,' below.

    PAYMENTS BY UBS GLOBAL AM -- CLASS B SHARES. For purchases of Class B shares in amounts of less than $100,000, your broker is paid an up-front commission equal to 4% of the amount sold. For purchases of Class B shares in amounts of $100,000 up to $249,999, your broker is paid an up-front commission of 3.25%, and in amounts of $250,000 to $499,999, your broker is paid an up-front commission equal to 2.5% of the amount sold. For purchases of Class B shares in amounts of $500,000 to $999,999, your broker is paid an up-front commission equal to 1.75% of the amount sold.

    PAYMENTS BY UBS GLOBAL AM -- CLASS Y SHARES. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. As principal underwriter of the Class Y shares, UBS Global AM may, from time to time, make payments out of its own resources to dealers who sell Class Y shares of the Family Funds ('Family Funds' include the fund, other UBS funds, UBS PACE'sm' Select funds and other funds for which UBS Global AM serves as principal underwriter) to shareholders who buy $10 million or more at any one time.

    ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the fund may be exchanged for shares of the corresponding class of most other Family Funds. Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

    If conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

    The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ('NYSE') is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time.

    FINANCIAL INSTITUTIONS. The fund may authorize financial institutions or their agents, to accept on its behalf purchase and redemption orders that are in 'good form' in accordance with the policies of those service institutions. The fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

    AUTOMATIC INVESTMENT PLAN -- CLASS A, CLASS B AND CLASS C SHARES.
UBS Global AM or your financial advisor may offer an automatic investment plan with a minimum initial investment of $1,000 through which the fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the fund's Class A, Class B or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of 'dollar cost averaging.' When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since an automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. A shareholder should also consider whether a large, single investment in Class B or Class C shares would qualify for Class A sales load reductions.

    AUTOMATIC CASH WITHDRAWAL PLAN -- CLASS A, CLASS B AND CLASS C SHARES. The automatic cash withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Family Funds accounts. Minimum balances and withdrawals vary according to the class of shares:

     Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.

     Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

    Withdrawals under the automatic cash withdrawal plan will not be subject to a deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.

    An investor's participation in the automatic cash withdrawal plan will terminate automatically if the 'Initial Account Balance' (a term that means the value of the fund account at the time the investor elects to participate in the automatic cash withdrawal plan), less aggregate redemptions made other than pursuant to the automatic cash withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of the fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, your financial advisor will arrange for redemption by the fund of sufficient fund shares to provide the withdrawal payments specified by participants in the fund's automatic cash withdrawal plan. The payments generally are mailed approximately five Business Days (defined below under 'Valuation of Shares') after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the automatic cash withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to your financial advisor or PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish an automatic cash withdrawal plan from their financial advisors or PFPC at 1-800-647 1568.

    INDIVIDUAL RETIREMENT ACCOUNTS. Self-Directed IRAs may be available through your financial advisor through which investments may be made in shares of the fund, as well as in other investments. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

    TRANSFER OF ACCOUNTS. If investors holding Class A, Class B, Class C or Class Y shares of the fund in a brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with PFPC. However, if the other firm has entered into a dealer agreement with UBS Global AM relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.

                          CONVERSION OF CLASS B SHARES

    Class B shares of the fund will automatically convert to Class A shares of the fund, based on the relative net asset value per share of each class, as of the close of business on the first Business Day (as defined under 'Valuation of Shares') of the month in which the sixth, fourth, third or second anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

                              VALUATION OF SHARES

    The fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Securities and other assets are valued based upon market quotations when those quotations are readily available unless, in UBS Global AM's judgment, those quotations do not adequately reflect the fair value of the security. Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by UBS Global AM as the primary market. Securities traded in the over-the-counter market and listed on The Nasdaq Stock Market ('Nasdaq') normally are valued at the Nasdaq Official Closing Price ('NOCP'); other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below). Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities also may be valued based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All cash, receivables and current payables are carried at their face value. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value.

                                     TAXES

    BACKUP WITHHOLDING. The fund is required to withhold 28% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or UBS Global AM or the applicable dealer with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding or who fail to certify that they are not subject to backup withholding.

    SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of the fund's shares for shares of another Family Fund generally will have similar tax consequences. In addition, if the fund's shares are bought within 30 days before or after selling other shares of the fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

    SPECIAL RULE FOR CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares of the fund within 90 days of purchase and subsequently acquires Class A shares of the fund or another Family Fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis in the Family fund shares subsequently acquired.

    CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion of Class B shares to Class A shares.

    QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The fund intends to continue to qualify for treatment as a regulated investment company ('RIC') under Subchapter M of the Code. To so qualify, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) determined without regard to any deduction for dividends paid ('Distribution Requirement') and must meet several additional requirements. These additional requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ('Income Requirement'); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and
(3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer.

    By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the amount of the investment company taxable income and net capital gain that it distributes to shareholders. If the fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the fund's current and accumulated earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

    OTHER INFORMATION. Dividends and other distributions the fund declares in December of any year that are payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distributions during the following January.

    Distributions of net investment income received by the fund from investments in debt securities and any net realized short-term capital gains distributed by the fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends-received deduction for corporations.

    The fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ('net capital gain') for each taxable year. Such gain is designated and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. The fund expects that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividend-received deduction for corporations.

    A portion of the dividends (whether paid in cash or in additional fund shares) from the fund's investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the fund receives from US corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

    Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. The fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Because many companies in which fund invests do not pay significant dividends on their stock, the fund will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

    If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

    The fund will be subject to a nondeductible 4% excise tax ('Excise Tax') to the extent it fails to distribute by the end of any calendar year 98% of all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

    PASSIVE FOREIGN INVESTMENT COMPANIES. The fund may invest in the stock of 'passive foreign investment companies' ('PFICs') if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any 'excess distribution' received on the stock of a PFIC or of any gain from disposition of that stock (collectively 'PFIC income'), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

    If the fund invests in a PFIC and elects to treat the PFIC as a 'qualified electing fund' ('QEF'), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

    The fund may elect to 'mark to market' its stock in any PFIC. 'Marking to market,' in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the fund's adjusted basis therein as of the end of that year. Pursuant to the election, the fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

    Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on 'qualifying dividends.'

    HEDGING TRANSACTIONS. The use of hedging strategies involving Derivative Instruments, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from options and futures derived by the fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

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    Certain futures contracts and listed nonequity options (such as those on a securities index) in which the fund may invest may be subject to section 1256 of the Code ('section 1256 contracts'). Any section 1256 contracts the fund holds at the end of each taxable year generally must be 'marked-to-market' (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the fund recognizes, without in either case increasing the cash available to the fund. The fund may elect not to have the foregoing rules apply to any 'mixed straddle' (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

    Offsetting positions in any actively traded security, option, futures or forward currency contract entered into or held by the fund may constitute a 'straddle' for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain 'wash sale' rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and 'short sale' rules applicable to straddles. Different elections are available to the fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

    When a covered call option written (sold) by the fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

    Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax applicable to a 'qualifying dividend,' to instead be taxed at the rate of tax applicable to ordinary income.

    CONSTRUCTIVE SALES. If the fund has an 'appreciated financial position' -- generally, an interest (including an interest through an option or futures contract or short sale) with respect to any stock, debt instrument (other than 'straight debt') or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a 'constructive sale' of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures contract entered into by the fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

    CONCLUSION. The foregoing is only a general summary of some of the important federal tax considerations generally affecting the fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the fund's activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the fund and to dividends and other distributions therefrom.

    OTHER TAXATION. The foregoing discussion relates only to US Federal income tax law as applicable to US persons as determined under the Code. Distributions by a fund and dispositions of fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the US Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of US Federal, state and local taxation. Shareholders who are not US persons should consult their tax advisers regarding US and foreign tax consequences of ownership of shares of the fund, including the likelihood that distributions to them would be subject to withholding of US Federal income tax at a rate of 30% (or at a lower rate under a tax treaty). Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                               OTHER INFORMATION

    MASSACHUSETTS BUSINESS TRUST. The Trust is an entity of the type commonly known as a 'Massachusetts business trust.' Under Massachusetts law, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund or the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the fund) and requires that notice of such disclaimer be given in each written instrument made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from the fund's property for all losses and expenses of any series shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which UBS Global AM believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of the fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the fund's operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

    CLASSES OF SHARES. The fund consists of Class A shares, Class B shares, Class C shares and Class Y shares. Class B shares include Sub-Class B-1 shares, Sub-Class B-2 shares, Sub-Class B-3 and Sub-Class B-4 shares. A share of each class of the fund represents an identical interest in the fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the fund will affect the performance of those classes. Each share of the fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B, Class C and Class Y shares will differ.

    VOTING RIGHTS. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all its board members. The shares of the fund will be voted together, except that only the shareholders of a particular class of the fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series is required by law.

    The fund does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of the Trust.

    CLASS-SPECIFIC EXPENSES. The fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

    PRIOR NAMES. Prior to April 8, 2002, the Trust was known as 'Brinson Investment Trust,' and the fund was known as 'Brinson Tactical Allocation Fund.' Prior to June 4, 2001, the Trust was known as 'PaineWebber Investment Trust,' and the fund was known as 'PaineWebber Tactical Allocation Fund.'

    CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the fund. PFPC, a subsidiary of PNC Bank, N.A., located at 760 Moore Road, King of Prussia, PA 19406, serves as the fund's transfer and dividend disbursing agent.

    COUNSEL. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the fund. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as independent counsel to the Independent Trustees.

    AUDITORS. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as the fund's independent auditors.

                              FINANCIAL STATEMENTS

    The fund's Annual Report to Shareholders for its last fiscal year ended August 31, 2003 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors or independent accountants appearing therein are incorporated herein by this reference.

                                   APPENDIX A
                             CORPORATE DEBT RATINGS

MOODY'S INVESTORS SERVICE, INC. DESCRIBES CLASSIFICATIONS OF CORPORATE BONDS AS
FOLLOWS:

    Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt-edged'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa. Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    NOTE: Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

STANDARD & POOR'S RATINGS GROUP DESCRIBES CLASSIFICATIONS OF CORPORATE BONDS AS
FOLLOWS:

    AAA. This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest. AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from the AAA issues only in small degree. A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments. B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. CCC. Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal. CC. The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating. C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating. D. Debt rated D is in default, or is expected to default upon maturity or payment date.

    CI. The rating CI is reserved for income bonds on which no interest is being paid.

    Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUND AND ITS PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.




                                  ------------






                                                                             UBS
                                                             Tactical Allocation
                                                                            Fund
                                      ------------------------------------------
                                             Statement of Additional Information
                                                               February 15, 2004
                                      ------------------------------------------


'c' 2004 UBS Global Asset Management (US) Inc. All rights reserved.




                          STATEMENT OF DIFFERENCES
                          ------------------------

The copyright symbol shall be expressed as ................................'c'
The service mark symbol shall be expressed as.............................'sm'
The dagger symbol shall be expressed as ...................................'D'